SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) March 1, 2000


                        THE AMERICAN SPORTS MACHINE, INC.
             (Exact name of registrant as specified in its charter)


FLORIDA
(State  or  other  jurisdiction  of  incorporation  or  organization)


0-26327. . . . . . . . .                            65-0877744
(Commission File Number)  (IRS Employer Identification Number)



                       222 LAKEVIEW AVENUE, SUITE 160-146
                         WEST PALM BEACH, FLORIDA 33401
                    (Address of principal executive offices)

                                 (561) 832-5698
              (Registrant's telephone number, including area code)


ITEM  5.  OTHER  EVENTS
-----------------------

     On March 1, 2000 the Company executed an Plan and Agreement of Merger among the Company and SoftQuad Software, Ltd., a Delaware corporation.

     On March 1, 2000 the Company executed an Agreement and Plan of Reorganization among the Company SoftQuad Software, Ltd., a Delaware corporation and the Stockholders of SoftQuad Software, Ltd.

     On March 1, 2000 the Company filed a Certificate of Merger of SoftQuad Software, Ltd. into the Company with the Secretary of State of Delaware.

     On March 1, 2000 the Company filed an Articles of Merger of SoftQuad Software, Ltd. into the Company with the Secretary of State of Florida.

     Under the terms of the Agreement and Plan of Reorganization, the Company's was the surviving corporation.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS
----------------------------------------------

   Financial  Statements

     None

   Exhibits

     Exhibit  A  -  Plan  and  Agreement  of  Merger
     Exhibit  B  -  Agreement  and  Plan  of  Reorganization
     Exhibit  C  -  Press  Release

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     THE  AMERICAN  SPORTS  MACHINE,  INC.



     By:/s/James  D.  Brock,  Jr.
        -------------------------
           James  D.  Brock,  Jr.,  President


Date:  March  9,  2000

                                    EXHIBIT A

                          PLAN AND AGREEMENT OF MERGER


     THIS PLAN AND AGREEMENT OF MERGER (hereinafter referred to as this "Agreement") dated as of March 1, 2000, is made and entered into by and between The American Sports Machine, Inc., a Florida corporation (the "Company") and SoftQuad Software, Ltd., a Delaware corporation ("SoftQuad USA").

                              W-I-T-N-E-S-S-E-T-H:

     WHEREAS, the Company is a corporation organized and existing under the laws of the State of Florida; and

     WHEREAS, SoftQuad USA was incorporated in Delaware on December 1, 1999; and

     NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the SoftQuad USA shall be merged into Company (the "merger") upon the terms and conditions hereinafter set forth.

                                    ARTICLE I

                                     Merger

     On March 1, 2000 as soon as practicable thereafter (the "Effective Date"); SoftQuad USA shall be merged into the Company, the separate existence of SoftQuad USA shall cease and the Company (following the Merger referred to as the "Combined Company") shall continue to exist under the name of "The American Sports Machine, Inc.," by virtue of, and shall be governed by, the laws of the State of Florida. The street address of the registered office of the Combined Company shall be 222 Lakeview Avenue, Suite 160-146, West Palm Beach, Florida 33401, and the name of the registered agent of the corporation at that address is Donald F. Mintmire.

                                   ARTICLE II

                Certificate of Incorporation of Combined Company

     The Articles of Incorporation of the Company shall be the Articles of Incorporation of the Combined Company as in effect on the date hereof without change unless and until amended in accordance with applicable law.

                                   ARTICLE III

                           By-Laws of Combined Company

     The By-Laws of the Combined Company shall be the By-Laws of the Company as in effect on the date hereof without change unless and until amended or repealed in accordance with applicable law.

                                   ARTICLE IV

              Effect of Merger on Stock of Constituent Corporations

     4.01 On the Effective Date, (i) each outstanding share of the Company common stock, $.001 par value ("Company Common Stock") shall remain outstanding and be converted into one who share of Combined Company common stock, $.001 par value, ("Combined Company Common Stock") and (ii) each outstanding share of Company Common Stock shall be retired and canceled.

     4.02 All options and rights to acquire SoftQuad USA Common Stock under or pursuant to any options or warrants which are outstanding on the Effective Date of the Merger will automatically be converted into equivalent options and rights to purchase that whole number of Combined Company Common Stock into which the number of SoftQuad USA Common Stock subject to such options or warrants immediately prior to the Effective Date would have been converted in the merger had such rights been exercised immediately prior thereto (with any fractional Combined Company Common Stock interest resulting from the exercise being settled in cash in the amount such holder would have received for any such fraction in the merger had he exercised such warrants or options immediately prior to the Merger). The option price per share of Combined Company Common Stock shall be the option price per share of SoftQuad Common Stock in effect prior to the Effective Date. All plans or agreements of SoftQuad USA under which such options and rights are granted or issued shall be continued and assumed by the Combined Company unless and until amended or terminated in accordance with their respective terms.

4.03 (a) Atlas Stock Transfer Company, 5899 South State Street, Salt Lake City, UT 84107-8103. Attention: Pam Gray, shall act as exchange agent in the Merger.

     (b) Prior to, or as soon as practicable, after the Effective Date, the Company shall mail to each person who was, at the time of mailing or at the Effective Date, a holder of record of issued and outstanding Company Common Stock (i) a form letter of transmittal and (ii) instructions for effecting the surrender of the certificate or certificates, which immediately prior the Effective Date represented issued and outstanding shares of Company Common Stock ("Company Certificates"), in exchange for certificates representing Combined Company Common Stock. Upon surrender of a Company Certificate for cancellation to the exchange agent, together with a duly executed letter of transmittal, the holder of such Company Certificate shall subject to paragraph (f) of this section 4.03 be entitled to receive in exchange therefor a certificate representing that number of Combined Company Common Stock into which the Company Common Stock theretofore represented by the Company Certificate so surrendered shall have been converted pursuant to the provisions of this Article IV; and the Company Certificate so surrendered shall forthwith be canceled.

     (c) No dividends or other distributions declared after the Effective Date with respect to Company Common Stock and payable to holders of record thereof after the Effective Date shall be paid to the holder of any unsurrendered Company Certificate with respect to Company Common Stock which by virtue of the Merger are represented thereby, nor shall such holder be entitled to exercise any right as a holder of Company Common Stock; until such holder shall surrender such Company Certificate. Subject to the effect, if any, of applicable law and except as otherwise provided in paragraph (f) of this Section 4.03, after the subsequent surrender and exchange of a Company Certificate, the holder thereof shall be entitled to receive any such dividends or other distributions, without any interest thereon, which became payable prior to such surrender and exchange with respect to Company Common Stock represented by such Company Certificate.

     (d) If any stock certificate representing Combined Company Common Stock is to be issued in a name other than that in which the Company Certificate surrendered with respect thereto is registered, it shall be a condition of such issuance that the Company Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such issuance shall pay any transfer or other taxes required by reason of the issuance to a person other than the registered holder of the Company Certificate surrendered or shall establish to the satisfaction of the exchange agent that such tax has been paid or is not applicable.

     (e) After the Effective Date, there shall be no further registration of transfers on the stock transfer books of the Company of the Shares of Company Common Stock, or of any other shares of stock of the Company, which were outstanding immediately prior to the Effective Date. If after the Effective Date certificates representing such shares are presented to the transfer agent they shall be canceled and, in the case of Company Certificates, exchanged for certificates representing Combined Company Common Stock and, as provided in this
Article  IV.

     (f) No certificates or scrip representing fractional Combined Company Common Stock shall be issued upon the surrender for exchange of Company Certificates, no dividend or distribution of the Combined Company shall relate to any fractional Company Common Stock interest, and no such fractional share interest will entitle the owner thereof to vote or to any right of a stockholder of the Combined Company. In lieu thereof, the Combined Company shall issue to each holder of Company Common Stock convertible into a fractional interest in Combined Company Common Stock the next highest whole number of Combined Company Common Stock.

                                    ARTICLE V

        Corporate Existence, SoftQuad USA and Liabilities of SoftQuad USA

     5.01 On the Effective Date, the separate existence of SoftQuad USA shall cease. SoftQuad USA shall be merged with and into the Company, in accordance with the provisions of this Agreement. Thereafter, the Combined Company shall possess all the rights, privileges, powers and franchises as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement and all and singular; the rights, privileges, powers and franchises of the Company and SoftQuad USA, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in the Combined Company; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter an effectually the property of the Combined Company, as they were of the respective constituent entities, and the title to any real estate whether by deed or otherwise vested in the Company and SoftQuad USA or either of them, shall not revert to be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities, shall thenceforth attach to the Combined Company, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     5.02 The SoftQuad USA agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds, assignments and other instruments, and will take or cause to be taken such further or other action as the Company may deem necessary or desirable in order to vest in and confirm to the Combined Company title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest, of SoftQuad USA and otherwise to carry out the intent and purposes of this Agreement.

                                   ARTICLE VI

                   Officers and Directors of Combined Company

     6.01 Upon the Effective Date, the officers and directors of the Combined Company shall be officers and directors of the Company in office at such date, and such persons shall hold office in accordance with the By-Laws of the Company or until their respective successors shall have been appointed or elected.

     6.02 If, upon the Effective Date, a vacancy shall exist in the Board of Directors of the Company, such vacancy shall be filled in the manner provided by its By-Laws.

                                   ARTICLE VII

                Approval by Directors; Amendment; Effective Date

     7.01 This Agreement and the Merger contemplated hereby have been approved by the requisite vote of directors of the Company in accordance with applicable Florida law. As promptly as practicable after execution of this Agreement by the duly authorized officers of the respective parties, the parties shall make and execute Articles of Merger and a Certificate of Merger and shall cause such documents to be filed with the Secretary of State of Florida and the Secretary of State of Delaware, respectively, in accordance with the laws of the States of Florida and Delaware. The Effective Date of the Merger shall be the date on which the Merger becomes effective under the laws of Florida or the date on which the Merger becomes effective under the laws of Delaware, whichever occurs later.

     7.02 The Board of Directors of the Company and SoftQuad USA may amend this Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the merger by the shareholder of Company shall not (1) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the Company Common Stock (2) alter or change any term of the Certificate of Incorporation of the Company, or
(3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of Company Common Stock.

                                  ARTICLE VIII

                              Termination of Merger

     This Agreement may be terminated and the Merger abandoned at any time prior to the filing of this Agreement with the Secretary of State of Florida and the Secretary of State of Delaware by the consent of the Board of Directors of the Company and SoftQuad USA.

                                   ARTICLE IX

                                  Miscellaneous

     In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, all as of the day and year first above written.

THE  AMERICAN  SPORTS  MACHINE,  INC.
a  Florida  corporation



By:  /s/James  D.  Brock,  Jr.
   ---------------------------
       James  D.  Brock,  Jr.,  President


SOFTQUAD  SOFTWARE,  LTD.
a  Delaware  corporation



By:  Cameron  Chell
   ----------------
       Cameron  Chell,  President

                                    EXHIBIT B

                      AGREEMENT AND PLAN OF REORGANIZATION


     This Agreement and Plan of Reorganization (the "Agreement") is made and entered into as of this 1st day of March, 2000, by and among The American Sports Machine, Inc., a Florida corporation (hereinafter referred to as "ASM"), SoftQuad Software, Ltd., a Delaware corporation (hereinafter referred to as "SoftQuad USA"), and the undersigned stockholders ("Stockholders") of SoftQuad USA.


                                R E C I T A L S:
                                ---------------

     The Stockholders own all of the issued and outstanding shares of SoftQuad USA's capital stock. ASM desires to acquire all of the issued and outstanding capital stock of SoftQuad USA, making SoftQuad USA a wholly-owned subsidiary of ASM, and Stockholders desire to exchange all of the shares of SoftQuad USA's capital stock, for designated shares of ASM's capital stock to be issued. It is the intention of the parties hereto that: (i) ASM shall acquire all of the issued and outstanding capital stock of SoftQuad USA in exchange solely for the number of designated shares of ASM's authorized but unissued capital stock set forth below (the "Exchange"); (ii) the Exchange shall qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and related sections thereunder; and (iii) the Exchange shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended, and under the applicable securities laws of each state or jurisdiction where Stockholders reside.

     NOW, THEREFORE, for the mutual consideration set out herein, the parties hereto agree as follows:

     1. EXCHANGE OF SHARES. ASM and Stockholders agree that on the Closing Date (as hereinafter defined) Stockholders will exchange all of the issued and outstanding shares of the capital stock of SoftQuad USA for shares (the "Shares") of ASM's capital stock all as set out in Exhibit "A."

     2. DELIVERY OF SHARES. On the Closing Date, Stockholders will deliver to ASM the certificates representing all of the outstanding shares of SoftQuad USA's capital stock, duly endorsed (or with duly executed stock powers) so as to make ASM the sole owner thereof free and clear of all claims and encumbrances except as specifically assumed by ASM. Simultaneously, on the Closing Date, ASM will deliver the certificates representing the Shares to the Stockholders. After delivery to ASM of certificates representing all outstanding shares of SoftQuad USA and delivery of the Shares, the issued and outstanding shares of ASM's capital stock will be held of record by the persons and in the amounts described in Exhibit "A-1."

     3. REPRESENTATIONS AND WARRANTIES OF SOFTQUAD USA. Subject as set out in Section 10, the Stockholders severally, as a material inducement to ASM to enter into this Agreement and consummate the transactions contemplated hereby, make the following representations and warranties to ASM, which representations and warranties are true and correct in all material respects on the Closing Date, that to their actual knowledge:

          3(a)     Securities Holders.  The Stockholders are the only owners, of
                   ------------------
record, of all of the issued and outstanding shares of SoftQuad USA's capital stock.

          3(b)     Financial  Condition.  Except  as  set  forth in Exhibit "B",
                   --------------------
SoftQuad USA has no material assets or liabilities except a US$3 million receivable from SoftQuad Software, Inc., an Ontario corporation.

          3(c)     Undisclosed  Liabilities.  Except as set forth in Schedule 1,
                   ------------------------
at the Closing Date, SoftQuad USA: (i) will have no liabilities or obligations of any nature, fixed or contingent, matured or unmatured, which are not shown or otherwise provided for in Exhibit "B" except for liabilities and obligations specifically assumed by ASM or arising in the ordinary course of business, none of which is materially adverse; and (ii) all reserves established by SoftQuad USA and set forth in Exhibit "B" will be adequate and there will be no material loss contingencies (as such term is used in Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board) which are not adequately provided for.

          3(d)     Absence of Changes.  Except as set forth in Schedule 2, since
                   ------------------
the date of Exhibit "B", SoftQuad USA's business has been operated in the ordinary course and there has not been:

               (i) Any material adverse change in the condition (financial or otherwise), assets, liabilities, earnings, net worth, business or prospects of SoftQuad USA for such period, in the aggregate, or at any time during such period;

               (ii) Any damage, destruction or loss (whether or not covered by insurance) materially adversely affecting SoftQuad USA, or its businesses;

               (iii) Any declaration, setting aside, or payment of any dividend or other distribution in respect of any shares of capital stock of SoftQuad USA, or any direct or indirect redemption, purchase or other acquisition of any such stock;

               (iv) Any issuance or sale by SoftQuad USA or agreement to sell any of its securities; or

               (v) Any statute, rule, regulation or order adopted (including orders of regulatory authorities with jurisdiction over SoftQuad USA or its business) which materially adversely affects SoftQuad USA or its business.

          3(e)     Litigation,  Etc.  Except  as  set forth in Schedule 3, or in
                   ----------------
Exhibit "B"; there are no actions, suits, claims, investigations or legal or administrative or arbitration proceedings current or so far as the stockholders are aware threatened against SoftQuad USA, its assets or business, whether at law or in equity, or before or by any Federal, state, municipal, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality.

          3(f)     Compliance; Governmental Authorizations.  Except as set forth
                   ---------------------------------------
in Schedule 4, SoftQuad USA has complied with all Federal, state, local or foreign laws, ordinances, regulations and orders applicable to its business, including without limitation, federal and state securities laws which, if not complied with, would materially and adversely affect the business of SoftQuad USA. SoftQuad USA has all Federal, state, local and foreign governmental licenses and permits necessary in the conduct of its business, and such licenses and permits are in full force and effect.

          3(g)     Due  Organization,  Etc.  SoftQuad  USA is a corporation duly
                   -----------------------
organized, validly existing and in good standing under the laws of Delaware. SoftQuad USA has the power to own its properties and assets and to carry on its business as now presently conducted.

          3(h)     Tax  Matters.  SoftQuad  USA has filed all federal, state and
                   ------------
local tax or related returns and reports due or required to be filed, which reports accurately reflect in all material respects the amount of taxes due. SoftQuad USA has paid all amounts of taxes or assessments which would be delinquent if not paid as of the date of this Agreement, other than taxes or charges being contested in good faith or not yet finally determined.

          3(i)     Agreements,  Etc.  Schedule  5  contains  a true and complete
                   ----------------
list and brief description of all material written or oral contracts, agreements, mortgages, obligations, understandings, arrangements, restrictions, and other instruments to which SoftQuad USA is a party or by which SoftQuad USA or its assets may be bound. True and correct copies of all written agreements set forth on Schedule 5 are appended in Exhibit "H." No event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default under any of the agreements set forth in Schedule 5.

          3(j)     Title to Property and Related Matters.  SoftQuad USA has good
                   -------------------------------------
and marketable title to all the properties, interests in properties and assets, real and personal, reflected as being owned by it on the Financial Statements or acquired by it after the date of the Financial Statements as itemized in Schedule B, of any kind or character, free and clear of any liens or encumbrances, except (i) those referred to in the notes to the Financial Statements, (ii) those set forth in Schedule 6, and (iii) liens for current taxes not yet delinquent. Schedule 6 contains a general description of all real property of SoftQuad USA. Except as set forth in said Schedule 6 and except for matters which may arise in the ordinary course of business, SoftQuad USA's assets are in good operating condition and repair. To the best of knowledge of Stockholders, there does not exist any condition which materially interferes with the use thereof in the ordinary course of SoftQuad USA's business.

          3(k)     Corporate  Records.  The corporate records, minute books, and
                   ------------------
other documents and records of SoftQuad USA are complete and correct. ASM shall have the right to review all corporate records of SoftQuad USA prior to the Closing Date.

          3(l)     Licenses;  Trademarks; Trade Names; Etc.  Schedule 7 contains
                   ---------------------------------------
a true and complete list of all licenses and all trademarks, trade names, service marks, copyrights, know-how, patents and applications for any of the foregoing owned by or registered in the name of SoftQuad USA. There is no current or so far as the stockholders threatened claim or litigation against SoftQuad USA contesting the right to use any of the trademarks, trade names and know-how or the validity of any of the licenses, copyrights and patents listed on Schedule 7, or asserting the misuse of any thereof, nor has there ever been any such claim or litigation.

          3(m)     Authorization  by SoftQuad USA.  This Agreement constitutes a
                   ------------------------------
valid and binding agreement of Stockholders, enforceable in accordance with its terms except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other similar laws relating to, limiting or affecting the enforcement of creditors rights generally; and neither the execution and delivery of this Agreement nor the consummation by Stockholders of the transactions contemplated hereby, nor compliance with any of the provisions hereof, will violate any statute, law, rule or regulation or any order, writ, injunction or decree of any court or governmental authority enforceable against Stockholders, or violate or conflict with or constitute a default under (or give rise to any right of termination, cancellation or acceleration under) the terms or conditions or provisions of any note, bond, lease, mortgage, obligation, agreement, understanding, arrangement or restriction of any kind to which SoftQuad USA or Stockholders is a party or by which SoftQuad USA, Stockholders or their respective properties may be bound. No consent or approval by any governmental authority is required in connection with the consummation of the transactions contemplated hereby.

          3(n)     Capitalization.  The  authorized  capitalization  of SoftQuad
                   --------------
USA is as set forth in Schedule 8. Except as set forth in said Schedule 8, there are no outstanding or presently authorized securities, warrants, preemptive rights, subscription rights, options or related commitments of any nature to issue any of SoftQuad USA's securities which are not reflected in the Financial Statements or in Schedule 8.

          3(o)     Full  Disclosure.  The  Stockholders have, and at the Closing
                   ----------------
Date will have, disclosed to ASM all events, conditions and facts materially affecting the business and prospects of SoftQuad USA; and that Stockholders have not and will not have, at the Closing Date, withheld disclosure of any events, conditions, and facts which it may have knowledge of, or have reasonable grounds to know, may materially, adversely affect the business and prospects of SoftQuad USA.

          3(p)     Brokerage  or  Finder's Fees.  SoftQuad USA has not incurred,
                   ----------------------------
nor will it incur, any liability for brokerage or finder's fees or similar charges in connection with this Agreement or any of the transactions contemplated hereby.

          3(q)     Share  Ownership.  The shares of SoftQuad USA's capital stock
                   ----------------
to be exchanged for the Shares in the Exchange are owned, of record, by Stockholders, free and clear of all liens and encumbrances of any kind and nature.

          3(r)     Approvals  Required.  No  approval,  authorization,  consent,
                   -------------------
order or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery by Stockholders of this Agreement or the consummation of the transactions described herein, except as disclosed herein and, except to the extent that the parties are required to file reports in accordance with relevant regulations under Federal and state securities laws.

     4.     REPRESENTATIONS  AND  WARRANTIES  OF  ASM.  Subject  as  set  out in
Section 10 ASM, as a material inducement to Stockholders to enter into this Agreement and consummate the transactions contemplated hereby, make the following representations and warranties to Stockholders, which representations are true and correct at this date, and will be true and correct on the Closing Date as though made on and as of such date:

          4(a)     Shares  of  Capital  Stock.  The  Shares  to  be delivered to
                   --------------------------
Stockholders at Closing will be valid and legally issued shares of capital stock, free and clear of all liens, encumbrances, and preemptive rights, and will be fully-paid and non-assessable shares.

          4(b)     Due  Authorization,  Etc.  This  Agreement  has  been  duly
                   ------------------------
authorized, executed, and delivered by ASM, and constitutes a legal, valid, and binding obligation of ASM, enforceable in accordance with its terms; no consent of any federal, state, municipal or other governmental authority is required by ASM for the execution, delivery or performance of this Agreement by ASM; no consent of any party to any contract or agreement to which ASM is a party or by which any of its property or assets are subject is required for the execution, delivery or performance of this Agreement by ASM.

          4(c)     Financial Statements.  Exhibit "E" is a copy of ASM's audited
                   --------------------
financial statements at September 30, 1999, including balance sheets, income statements and changes in financial position and its audited financial statements at May 31, 1999 (collectively the "Statements"). The Statements fairly and accurately reflect the financial condition of ASM as of the dates thereof and the results of operations for the periods reflected therein. The Statements have been prepared in accordance with generally accepted accounting principles, consistently applied, except as otherwise stated therein; and the books and records, financial and others, of ASM are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

          4(d)     Undisclosed  Liabilities.  Except as set forth in Schedule 9,
                   ------------------------
ASM: (i) has no material liabilities or obligations of any nature, fixed or contingent, matured or unmatured, which are not shown or otherwise provided for in the Statements; and (ii) all reserves established by ASM and set forth in the Statements are adequate and there are no material loss contingencies (as such term is used in Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board) which are not adequately provided for.

          4(e)     Material Adverse Change.  Except as set forth in Schedule 10,
                   -----------------------
since the date of the Statements, there has not been, and as of the Closing Date there shall not have been, any material changes in ASM's condition (financial or otherwise), or liabilities (absolute, contingent or otherwise), whether or not arising from transactions in the ordinary course of business; provided, however, that the parties have agreed that the financial position of ASM will change to the extent that ASM incurs costs in connection with the transactions contemplated by this Agreement.

          4(f)     Litigation,  Etc.  Except  as set forth in Schedule 11, or in
                   ----------------
the Statements; there are no actions, suits, claims, investigations or legal or administrative or arbitration proceedings pending or threatened against ASM, its assets or business, whether at law or in equity, or before or by any Federal, state, municipal, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality; nor does ASM know or have any reason to know of a threat of such litigation or any basis for any such action, suit, claim, investigation or proceeding.

          4(g)     Due  Organization, Etc.  ASM is a corporation duly organized,
                   ----------------------
validly existing and in good standing under the laws of the State of Florida, is qualified to business and in good standing in each state where it is required to be qualified and such qualification is material and has the corporate power to own its property and to carry on its business as now being conducted. The Certificate of Incorporation and By-Laws of ASM, as will be in effect on the Closing Date, are attached hereto as Exhibit "C" and are made a part hereof.

          4(h)     Tax  Matters.  By  closing,  ASM will have filed all Federal,
                   ------------
state and local, tax or related returns and reports due or required to be filed, which reports accurately reflect in all material respects the amount of taxes due. By closing, ASM will have paid all taxes or assessments which have become due, other than taxes or charges being contested in good faith or not finally determined.

          4(i)     Agreements,  Etc.  ASM  has  not  breached,  nor is there any
                   ----------------
pending or threatened claims or any legal basis for a claim that ASM has breached, nor has an event occurred which with the passing of time would constitute a breach of any of the terms or conditions of any agreements, contracts or commitments to which ASM is a party or by which ASM or its assets are bound. A list of all of ASM's material contracts, agreements or commitments (whether oral or written) is set forth on Schedule 12 and true and correct copies of all such contracts and agreements are appended as Exhibit "I." The execution, delivery and performance of this Agreement by ASM will not be in conflict with or constitute a default under any provisions of applicable law, ASM's Certificate of Incorporation or By-Laws, or any agreement or instrument to which ASM is a party or by which it or its assets are bound.

          4(j)     Capitalization.  As  of  the  date  of  this  Agreement,  the
                   --------------
capitalization of ASM consists of authorized common stock of 50,000,000 shares, $.0001 par value per share, of which 5,600,000 are outstanding and 10,000,000 shares of preferred stock, without par value, of which 1,473,405 have been designated as Class A Convertible Preferred Stock and 1,722,222 have been designated as Class B Convertible Preferred Stock and of which are outstanding. All outstanding shares of the Common Stock have been duly authorized, validly issued, and are fully-paid and non-assessable, and all such shares were issued in compliance with all applicable federal and state securities laws. Except for the issuances of securities referred to in this Agreement, there are no outstanding or presently authorized securities, warrants, preemptive rights, subscription rights, options or related commitments of any nature to issue any of ASM's securities.

          4(k)     Disclosure  of  Material  Facts.  ASM has, and at the Closing
                   -------------------------------
Date will have, disclosed to SoftQuad USA all events, conditions and facts materially affecting the business and prospects of ASM; and ASM has not and will not have, at the Closing Date, withheld disclosure of any events, conditions, and facts which it may have knowledge of, or have reasonable grounds to know may materially, adversely affect the business and prospects of ASM.

          4(l)     Corporate  Records.  The  corporate financial records, minute
                   ------------------
books, and other documents and records of ASM are to be available to SoftQuad USA at the time of the Closing Date and turned over to new management in their entirety at Closing. Such records are complete and correct and have been maintained in accordance with good business and accounting practices.

          4(m)     Stockholders  List.  Exhibit  "D"  is  a  true,  correct  and
                   ------------------
complete statement, dated not more than 10 days prior to the Closing Date, setting forth the names and addresses of ASM's stockholders.

          4(n)     Title to Assets.  Except as set forth in Schedule 13, ASM has
                   ---------------
good and marketable title to all of its assets, free of any liens and encumbrances.

          4(o)     Compliance; Governmental Authorizations.  Except as set forth
                   ---------------------------------------
in Schedule 14, ASM has complied in all respects with all Federal, state, local, or foreign laws, ordinances, regulations, and orders applicable to its business, including without limitation federal and state securities laws applicable to all offerings prior to the Closing Date. ASM has all Federal, state, local and foreign governmental licenses and permits material to and necessary in the conduct of its business, and such licenses and permits are in full force and effect, and no violations are or have been recorded in respect of any such licenses of permits, and no proceedings are pending or threatened to revoke or limit the use of such permits.

          4(p)     Brokerage Fees.  ASM has not incurred, nor will it incur, any
                   --------------
liability for brokerage or finder's fees or similar charges in connection with this Agreement or any of the transactions contemplated hereby.

          4(q)     SEC Filings.  Exhibit "F" contains true, correct and complete
                   -----------
copies of Form 10-KSB filed by ASM in respect of the fiscal year ended September 30, 1999, such form was true and accurate when filed and remains true and accurate except as set out in later filings and Schedule 10 contains a brief summary of all material changes in ASM's financial position and prospects since the date of the filing of Form 10-KSB. All required filings are current as of the date of this Agreement.

     5. AFFIRMATIVE COVENANTS OF ASM, SOFTQUAD USA AND STOCKHOLDERS. ASM, SoftQuad USA and Stockholders, severally covenant to each other that:

     5(a)     Filing  of  Form 8-K. Immediately after the Closing Date, ASM will
              ---------------------
procure the prompt preparation and file with the Securities and Exchange Commission appropriate notice describing this transaction on Form 8-K or other applicable form, and otherwise comply with the provisions of the Securities Exchange Act of 1934.

          5(b)     Preparation  of  Disclosure  Statement. Immediately after the
                   --------------------------------------
Closing Date, the ASM will procure the preparation of a disclosure statement containing the necessary information to comply with Rule 15(c)2(11) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and file such forms with one or more firms who are members of the National Association of Securities Dealers, Inc. ("NASD") and with NASD as are necessary to continue the quotation of ASM's securities in the NASD Electronic Bulletin Board System.

          5(c)     Future  Stock Distributions. After the Closing Date, ASM will
                   ---------------------------
use its reasonable best efforts to ensure that future issuance of ASM's capital stock will be completed in conformity with federal and state securities laws and regulations pertaining to registration; or, pursuant to an exemption from such registration requirements.

          5(d)     Reincorporation,  Merger  and  Change  of  Corporate  Name.
                   -----------------------------------------------------------
Management of SoftQuad USA and ASM will promptly take the appropriate corporate action to reincorporate ASM from the State of Florida into the State of Delaware, merge SoftQuad USA with and into ASM and change the name of ASM to SoftQuad Software, Ltd. or another appropriate name selected by management of SoftQuad USA.

          5(e)     Waiver  of  Preemptive  Rights.  The  Stockholders  waive any
                   ------------------------------
rights of preemption they may have in respect of the transfer of the capital stock of SoftQuad USA whether arising under the Certificate of Incorporation of SoftQuad USA or otherwise.

     6. CLOSING. The Closing (the "Closing") shall take place upon such date (the "Closing Date") as the parties hereto may mutually agree upon, but shall be no later than March 1, 2000. The Closing shall take place at the offices of Sonfield & Sonfield, 770 South Post Oak Lane, Suite 435, Houston, Texas 77056, or at such place as may be mutually agreed upon by the parties.

     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF SOFTQUAD USA AND STOCKHOLDERS. All obligations of Stockholders under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions:

          7(a)     Truth  of Representations and Warranties. The representations
                   --------- ------------------------------
and warranties by or on behalf of ASM contained in this Agreement or in any certificate or document delivered to Stockholders pursuant to the provisions hereof shall be true in all material respects at and as of the time of Closing as though such representations and warranties were made at and as of such time.

          7(b)     Compliance  with  Covenants.  ASM  shall  have  performed and
                   ---------------------------
complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

          7(c)     Election  of  New  Directors.  The  present  Directors of ASM
                   ----------------------------
shall have caused the appointment of the persons to the Board of Directors of ASM as directed by SoftQuad USA and will have arranged for the resignation of existing officers and directors.

          7(d)     Approval  by  Legal  Counsel.  All  instruments and documents
                   ----------------------------
delivered to SoftQuad USA and Stockholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for SoftQuad USA and Stockholders.

          7(e)     Opinion  of Counsel. ASM shall have delivered to SoftQuad USA
                   -------------------
and to the Stockholders an opinion of ASM's counsel, dated the Closing Date, to the effect that:

               (i) ASM is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida;

               (ii) ASM has the corporate power to carry on its business as now being conducted;

               (iii) This Agreement has been duly authorized, executed and delivered by ASM and is a valid and binding obligation of ASM, enforceable in accordance with its terms, except to the extent that enforcement is limited by applicable bankruptcy, reorganization, insolvency, moratorium, or similar laws affecting creditors' rights and remedies generally or by general equity principles (and excepting specific performance as a remedy);

               (iv) ASM has taken all corporate action necessary for its due performance under this Agreement;

               (v) The execution and delivery by ASM of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach of any provisions of, ASM's Certificate of Incorporation or By-Laws or, to the best of such counsel's knowledge after inquiry and based upon information provided by ASM, constitute a default under or give rise to a right of termination, acceleration, or cancellation under any agreement under which ASM or any of its properties are bound or violate any court order, writ or decree of injunction applicable to ASM;

               (vi) Such counsel does not know, after inquiry, of (a) any actions, suits or other legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting ASM; and (b) any unsatisfied judgments against ASM.

               (vii) The authorized and, to such counsel's best knowledge after inquiry, outstanding capitalization of ASM is as set forth in Section 4(j), all of the outstanding shares of ASM's capital stock are validly issued, fully-paid and non-assessable, without preemptive rights, and to the best of counsel's knowledge after inquiry, there are no outstanding subscriptions, options, rights, warrants or other transfer agreements (whether oral or written), other than as set forth in Section 4(j) of this Agreement.

          7(f)     Officers'  Certificate.  There  shall  be  delivered  to
                   ----------------------
Stockholders an officers' certificate, signed by James D. Brock, Jr., President to the effect that all of the representations and warranties of ASM set forth herein are true and complete in all material respects as of the Closing Date, and that ASM has complied in all material respects with its covenants and agreements set forth herein required to be complied with by the closing.

     8. CONDITIONS PRECEDENT TO OBLIGATIONS OF ASM. All obligations of ASM under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions:

          8(a)     Truth of Representations and Warranties.  The representations
                   ---------------------------------------
and warranties by Stockholders contained in Section 3 this Agreement or in any certificate or document delivered to ASM pursuant to the provisions hereof shall be true in all material respects at and as of the time of Closing as though such representations and warranties were made at and as of such time.

          8(b)     Compliance  with  Covenants.  The  Stockholders  shall  have
                   ---------------------------
performed and complied with all Covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

          8(c)     Delivery  of  Investment  Letter  Each  of Stockholders shall
                   --------------------------------
have delivered to ASM an "investment letter" in the form attached as Exhibit "G," setting out that the shares being acquired are restricted shares and are being acquired for investment purposes only, and not with a view to public resale or distribution.

          8(d)     Delivery  of  Exhibits and Schedules.  The Stockholders shall
                   ------------------------------------
have delivered all of the exhibits and schedules required herein to ASM and such exhibits, schedules and Financial Statements shall have been acceptable to ASM, in its sole and absolute discretion.

          8(e)     Opinion of Counsel.  SoftQuad USA shall have delivered to ASM
                   ------------------
an  opinion  of  counsel,  dated  the  Closing  Date,  to  the  effect  that:

               (i) SoftQuad USA is a corporation duly organized, validly existing and in good standing under the laws of Delaware;

               (ii) SoftQuad USA has the corporate power to carry on its business as now being conducted;

               (iii) Except as referred to herein, such counsel knows, after inquiry, of (a) no actions, suit or other legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting SoftQuad USA; and (b) no unsatisfied judgments against SoftQuad USA;

               (iv) The authorized capitalization of SoftQuad USA is as set forth in Section 3(n), all of the outstanding shares of capital stock of SoftQuad USA are validly issued, fully-paid and non-assessable, without preemptive rights, and to the best of counsel's knowledge, after inquiry, there are no outstanding subscriptions, options, rights, warrants or other transfer agreements (whether oral or written) obligating SoftQuad USA to issue or transfer from treasury any of its securities except as set forth in Section 3(n) of this Agreement. When duly transferred to ASM as provided herein, to the best of such counsel's knowledge after inquiry, ASM will own all of the issued and outstanding capital stock of SoftQuad USA subject to registration of the transfer of such shares by the transfer agent of SoftQuad USA and due stamping of the share transfer.

               (v) SoftQuad USA is the owner of the intellectual property described on Schedule 7 hereto free and clear of any claims liens or charges.

     9. INDEMNIFICATION. Subject as set out in Section 10, each party to this Agreement shall indemnify and hold harmless each other party to this Agreement at all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees (through all appeals) incident to any of the foregoing, resulting from any misrepresentation or breach of warranty contained in Section 3 or 4 as appropriate on the part of such party under this Agreement. Subject to the terms of this Agreement, the defaulting party shall reimburse the other party or parties, on demand, for any reasonable payment made by said parties at any time after Closing, in respect of any liability or claim to which the foregoing indemnity relates, if such payment is made after reasonable notice to the other party to defend or satisfy the same and such party failed to defend or satisfy same.

     10. NATURE OF REPRESENTATIONS AND WARRANTIES. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance on the representations, warranties, covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for, and any investigation which they might have made or any other representations, warranties, agreements promises or information, written or oral, made by the other party or any other person shall not be deemed a waiver of any breach of any such representation, warranty, covenant or agreement.

     11. DOCUMENTS AT CLOSING. At the Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

          11(a)     Documents  Delivered by the Stockholders.  Stockholders will
                    ----------------------------------------
deliver,  or  cause  to  be  delivered,  to  ASM  the  following:

               (i) stock certificates for the shares of stock of SoftQuad USA being exchanged hereunder, duly endorsed or with stock powers attached in blank but subject to a customary restrictive stock legend.

               (ii) stock certificates for the shares of capital stock of SoftQuad USA being returned for cancellation pursuant to paragraph 5(a) duly endorsed or with stock powers attached in blank.

               (iii) the opinion of counsel for SoftQuad USA as set forth herein;

               (iv) a certificate from the Secretary of State of Florida dated not more than fifteen (15) days prior to the date of Closing to the effect that SoftQuad USA is in good standing under the laws of the said state; and

               (v) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement;

          11(b)     Documents  Delivered  by ASM.ASM will deliver or cause to be
                    -----------------------------
delivered  to  Stockholders  and  SoftQuad  USA:

               (i) stock certificates for the Shares subject to a customary restrictive stock legend;

               (ii) all corporate records of ASM, including without limitation corporate minute books (which shall contain copies of the Certificate of Incorporation and By-Laws, as amended to the Closing), stock books, stock transfer books, corporate seals, and such other corporate books and records as may reasonably requested by the Stockholders and their counsel;

               (iii) a certificate of ASM's officers to the effect that all representations and warranties of ASM made under this Agreement are reaffirmed on the Closing Date, as though originally given to Stockholders and SoftQuad USA on said date;

               (iv)     the  opinions  of  ASM's  counsel  set  forth  herein;

               (v) a Certificate from the Secretary of State of Florida dated at or about the date of Closing that ASM is in good standing under the laws of said state; and

               (vi) such other instruments and documents, if any, as are required to be delivered pursuant to the provisions of this Agreement, or which may be reasonably requested in furtherance of the provisions of this Agreement.

     12.     MISCELLANEOUS.

          12(a)     Further  Assurances.  At  any  time,  and from time to time,
                    -------------------
after the Closing, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement;

          12(b)     Waivers.  Any  failure  on  the  part of any party hereto to
                    -------
comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

     12(c)     Notices.  All notices and other communications hereunder shall be
               -------
in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested to the following addresses, or such other addresses as are given to other parties in the manner set forth herein.


     ASM:                  The  American  Sports  Machine,  Inc.
                           222  Lakeview  Avenue,  Suite  160-146
                           West  Palm  Beach,  Florida  33401
                           Attn:  James  D.  Brock,  Jr.,  President
                           Tel:  (561)  832-5697

     With  a  copy  to:    Mr.  Donald  F.  Mintmire,  Esq.
                           265  Sunrise  Ave,  Suite  204
                           Palm  Beach,  Florida  33480
                           Tel:  (561)  832-5697

     SoftQuad  USA:        SoftQuad  Software,  Ltd.
                           161 Eglinton Avenue, Suite 400
                           Toronto, Ontario  M4P 1J5
                           CANADA
                           Attn:  Cameron  Chell,  President

     With  a  copy  to:    Robert  L.  Sonfield,  Jr.,  Esq.
                           Sonfield  &  Sonfield
                           770  South  Post  Oak  Lane,  Suite  435
                           Houston,  Texas  77056-1913
                           Tel:  (713)  877-83333

     12(d)     Headings.  The  section and subsection headings in this Agreement
               --------
are inserted for convenience and shall not affect in any way the meaning or interpretation of this Agreement.

          12(e) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile signature by any party on a counterpart of this Agreement shall be binding and effective for all purposes. Such party shall, however, subsequently deliver to the other party an original executed copy of this Agreement.

          12(f)     Governing Law.  This Agreement shall be governed by the laws
                    --------------
of  Delaware.

          12(g)     Binding  Effect.  This  Agreement  shall be binding upon the
                    ---------------
parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

          12(h)     Entire Agreement.  This Agreement is the entire agreement of
                    ----------------
the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

          12(i)     Time.  Time  is  of  the  essence.
                    ----

          12(j)     Severability.  If  any  part of this Agreement is determined
                    ------------
by a court of competent jurisdiction to be unenforceable, the balance of the Agreement shall remain in full force and effect.

          12(k)     Default  Costs.  In the event any party hereto has to resort
                    --------------
to legal action to enforce any of the terms hereof, such party shall be entitled to collect attorneys' fees and other costs from the party in default.

     In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all such counterparts shall together constitute one and the same instrument.



     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.



ATTEST:. . . . . . . . . . . . .  THE AMERICAN SPORTS MACHINE, INC.



By:/s/James D. Brock, Jr.. . . .  By:/s/James D. Brock, Jr.
--------------------------------  ---------------------------------
  James D. Brock, Jr., Secretary  James D. Brock, Jr., President


ATTEST:. . . . . . . . . . . . .  SOFTQUAD SOFTWARE, LTD.



By:/s/David Bolink . . . . . . .  By:/s/Cameron Chell
--------------------------------  ---------------------------------
  David Bolink, Secretary. . . .  Cameron Chell, President



STOCKHOLDERS  OF  SOFTQUAD  SOFTWARE,  LTD.





VC ADVANTAGE LIMITED PARTNERSHIP

By VCA Management Ltd.
Its General Partner. . . . . . . . .  Hammock Group Ltd.

By ________________________________.  By: Voyageur Financial Services
Name _____________________________
Title ______________________________  By: _______________________________
     Paul Lemmon, Administrator

  Ashland Resources Inc.
Aberdeen Avenue LLC
  By: Voyageur Financial Services
By ________________________________
 David Simms . . . . . . . . . . . .  By: ________________________________
Title ______________________________  Paul Lemmon, Administrator

Striker Capital Limited

By: Voyageur Financial Services

By _________________________________
 Paul Lemmon, Administrator




                                    EXHIBIT A


                          SHARES OF SOFTQUAD USA TO BE EXCHANGED FOR SHARES OF ASM


                                           NUMBER AND CLASS OF ASM
                                      ----------------------------------
NAME OF SOFQUAD USA                          NUMBER AND CLASS OF            COMMON SHARES TO BE ISSUED IN
------------------------------------  ----------------------------------  ---------------------------------
SHAREHOLDER                                SOFTQUAD USA SHARES HELD                   EXCHANGE
------------------------------------  ----------------------------------  ---------------------------------
Aberdeen Avenue LLC. . . . . . . . .  491,135 Class A Conv. Preferred     491,135 Class A Conv. Preferred
                                      245,567 Common                      245,567 Common
Ashland Resources, Inc.. . . . . . .  491,135 Class A Conv. Preferred     491,135 Class A Conv. Preferred
                                      245,568 Common                      245,568 Common
Striker Capital Limited. . . . . . .  491,135 Class A Conv. Preferred     491,135 Class A Conv. Preferred
                                      245,568 Common                     245,135 Common
VC Advantage Limited Partnership . .  1,033,333 Class B. Conv. Preferred  1,033,333 Class B Conv. Preferred
Hammock Group Ltd. . . . . . . . . .  688,889 Class B Conv. Preferred     688,889 Class B Conv. Preferred
Thomson Kernaghan & Co. Limited,
  as Agent for the Benefit of Others  1,000,000 Common                    1,000,000 Common

                                   EXHIBIT A-1

            ASM SHAREHOLDERS ON CLOSING DATE AFTER EXCHANGE OF SHARES



NAME                                   NUMBER AND CLASS OF SHARES
----------------------------------  ---------------------------------

Stephanie Acierno. . . . . . . . .                      80,000 Common
Gretchen Dore. . . . . . . . . . .                      80,000 Common
Thomas V. Flynn. . . . . . . . . .                      80,000 Common
Gregg Houston. . . . . . . . . . .                      80,000 Common
Kimberly Kelley. . . . . . . . . .                      80,000 Common
Harold A. Munning. . . . . . . . .                      80,000 Common
Kimberly Kelley. . . . . . . . . .                      64,000 Common
Gretchen Dore. . . . . . . . . . .                      64,000 Common
Thomas V. Flynn. . . . . . . . . .                      64,000 Common
Gregg Houston. . . . . . . . . . .                      64,000 Common
Harold A. Munning. . . . . . . . .                      64,000 Common
Stephanie Acierno. . . . . . . . .                      64,000 Common
James Donald Brock, Jr.. . . . . .                   2,000,000 Common
Linear Strategies Ltd. . . . . . .                     320,000 Common
Linear Strategies Ltd. . . . . . .                     280,000 Common
Rodney Ford. . . . . . . . . . . .                      80,000 Common
Anne-Marie Fourdan . . . . . . . .                      40,000 Common
Kevin Coppe. . . . . . . . . . . .                      80,000 Common
Jennifer Froehich. . . . . . . . .                      80,000 Common
Mark Gallagher . . . . . . . . . .                      80,000 Common
John Marratt . . . . . . . . . . .                      80,000 Common
Mary Catherine McGowan . . . . . .                      80,000 Common
Jeffrey Merback. . . . . . . . . .                      80,000 Common
Douglas Paxton . . . . . . . . . .                      80,000 Common
Sammy Peroulas . . . . . . . . . .                      80,000 Common
William Ragsdale . . . . . . . . .                      80,000 Common
Julie Watson . . . . . . . . . . .                      80,000 Common
Rodney Ford. . . . . . . . . . . .                      64,000 Common
Anne-Marie Fourdan . . . . . . . .                      64,000 Common
Brian Jansma . . . . . . . . . . .                      64,000 Common
Kevin Coppe. . . . . . . . . . . .                      64,000 Common
Jennifer Froehich. . . . . . . . .                      64,000 Common
Paul Safran, Jr. . . . . . . . . .                      64,000 Common
Lisa Reisman . . . . . . . . . . .                      64,000 Common
Mark Gallagher . . . . . . . . . .                      64,000 Common
Amy Melice . . . . . . . . . . . .                      64,000 Common
John Marratt . . . . . . . . . . .                      64,000 Common
Jeffrey Merback. . . . . . . . . .                      64,000 Common
Mary Catherine McGowan . . . . . .                      64,000 Common
Felice Melice. . . . . . . . . . .                      64,000 Common
Samuel Melice. . . . . . . . . . .                      64,000 Common
Brandon Bell . . . . . . . . . . .                      64,000 Common
Douglas Paxton . . . . . . . . . .                      64,000 Common
Sammy Peroulas . . . . . . . . . .                      64,000 Common
William Ragsdale . . . . . . . . .                      64,000 Common
Julie Watson . . . . . . . . . . .                      64,000 Common

Aberdeen Avenue LLC. . . . . . . .  491,135 Class A Conv. Preferred
           245,567 Common
Ashland Resources, Inc.. . . . . .  491,135 Class A Conv. Preferred
             245,568 Common
Striker Capital Limited. . . . . .  491,135 Class A. Conv. Preferred
             245,135 Common
VC Advantage Limited Partnership .  1,033,333 Class B Conv. Preferred
Hammock Group Ltd. . . . . . . . .  688,889 Class B Conv. Preferred
Thomson Kernaghan & Co. Limited,
as Agent for the Benefit of Others                   1,000,000 Common

                                    EXHIBIT B

                       SOFTQUAD USA'S FINANCIAL CONDITION


As  of  February  28,  2000:

Additional  assets:
------------------
     Right to receive approximately $6.75 million net proceed from sale of Class B Convertible Preferred and Common stock.
     Rights under Soft Quad (Canada) Acquisition Agreement and Share Purchase/Option Exchange Agreements with each securityholder of SoftQuad Software, Inc., including the right to acquire all of the issued and outstanding securities of SoftQuad Software, Inc. as set forth therein.
     Rights under TK Engagement Letter dated December ___, 1999 and February ___, 2000.

Additional  liabilities:
-----------------------
     Obligations under Common Stock, Class A Convertible Preferred and Class B Convertible Preferred stock purchase agreements, including the warrants (aggregate number of warrants being 1,878,368), registration rights agreements and other documents referred to therein.
Obligations under SoftQuad (Canada) Acquisition Agreement and Share Purchase/Option Exchange Agreements with each securityholder of SoftQuad Software, Inc. and related documents.
Obligations under TK Engagement Letter dated December ___, 1999 and February ___, 2000.
Obligations  to  issue  the special voting share in connection with the SoftQuad
Acquisition  Agreement  and  related  documents.
Obligations to issued Common Stock pursuant to existing warrants (1,878,368), options (2,513,500) and rights to acquire Common Stock, including shares issuable upon exercise of options to be granted under option exchange agreements with optionholders of SoftQuad Software, Inc. (1,837,000), shares issuable to certain shareholders of SoftQuad Software, Inc. pursuant to share purchase agreements (3,435,670), and shares issuable upon exchange of exchangeable shares of SoftQuad Acquisition Corporation issuable to certain shareholders of SoftQuad Software, inc. under the share purchase agreements (5,792,605). Obligations to pay organizational expenses, expenses incurred in the acquisition of SoftQuad Software, Inc., expenses incurred in the issuance and sale of the outstanding securities and expenses incurred in connection with this Agreement and Plan of Reorganization, including accounting and legal expenses.

                                    EXHIBIT C

      ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION AND BY LAWS OF ASM

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF

                        THE AMERICAN SPORTS MACHINE, INC.

Pursuant to the provision of section 607.1006, Florida Statutes, this corporation adopts the following articles of amendment to its articles of incorporation:

FIRST:     Amendment(s)  adopted:  (indicate  article  number(s)  being amended, added  or  deleted)

                           ARTICLE III. CAPITAL STOCK
                           --------------------------

     The maximum number of shares of stock that this corporation is authorized to have outstanding at any one time is 10,000,000 shares of common stock having a par value of $.0001 per share.

TO  BE  CHANGED  TO  READ  AS  FOLLOWS:

                           ARTICLE III. CAPITAL STOCK
                           --------------------------

     The maximum number of shares of stock that this corporation is authorized to have outstanding at any one time is 50,000,000 shares of common stock having a par value of $.0001 per share; and 10,000,000 shares of preferred stock, with the specific terms, conditions, limitations, and preferences to be determined by the Board of Directors without shareholder approval.

ADD:

  ARTICLE VIII. SPECIAL AUTHORITY OF BOARD OF DIRECTORS AND WAIVER OF DISSENTERS
  ------------------------------------------------------------------------------
                                     RIGHTS
                                     ------

     The Board of Directors shall be and are hereby authorized to enter into on behalf of the corporation and to bind the corporation without shareholder approval, any and all acts approving (a) the terms and conditions of a merger and/or a share exchange; and (b) divisions, combinations and/or splits of shares of any class or series of stock of the corporation, whether issued or unissued, with or without any change in the number of authorized shares; and shareholders affected thereby, shall not be entitled to dissenters rights with respect thereto under any applicable statutory dissenters rights provisions.

ADD:

                        ARTICLE IX. CONFLICT OF INTEREST
                        --------------------------------

Any related party contract or transaction must be authorized, approved or ratified at a meeting of the Board of Directors by sufficient vote thereon by directors not interested therein or the transaction must be fair and reasonable to the Corporation.

ADD:
     ARTICLE  X.  INDEMNIFICATION
     ----------------------------

The Corporation shall indemnify its Officers, Directors, Employees and Agents in accordance with the following:.

     (a) The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was otherwise serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct to be unlawful. The termination of any action, suit or proceeding, by judgment, order, settlement, conviction upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the person did not act in good faith in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe the action was unlawful.

     (b) The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action or suit by or in the right of the Corporation, to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to whether such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation, unless, and only to the extent that, the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

     (c) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in Sections (a) and (b) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.
     (d) Any indemnification under Section (a) or (b) of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the officer, director, employee or agent is proper under the circumstances, because he has met the applicable standard of conduct set forth in Section (a) or (b) of this Article. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the affirmative vote of the holders of a majority of the shares of stock entitled to vote and represented at a meeting called for that purpose.

     (e) Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, as authorized in Section (d) of this Article, upon receipt of an understanding by or on behalf of the director, officer, employee or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article.

     (f) The Board of Directors may exercise the Corporation's power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this Article.

     (g) The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under these Amended Articles of Incorporation, the Bylaws, agreements, vote of the shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs and personal representatives of such a person.

ADD:
           ARTICLE XI.  LAW APPLICABLE TO CONTROL-SHARE VOTING RIGHTS.
           ----------------------------------------------------------

     The provisions set forth in Fl. Stat. 607.0902 do not apply to control-share acquisitions of shares of the Corporation.


SECOND:     If  an  amendment  provides  for  an  exchange,  reclassification or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself, are as follows:

          N/A

THIRD:     The  date  of  each  amendment's  adoption:     DECEMBER  15,  1998

FOURTH:     Adoption  of  Amendment(s)  check  one:

____x____     The  amendment(s)  was/were  approved  by  the  shareholders.  The number  of  votes  cast  for  the amendment(s) was/were sufficient for approval.

________     The  amendment(s)  was/were  approved  by  the shareholders through voting  groups.

          The following statements must be separately provided for each voting group entitled to vote separately on the amendment(s):

          "The number of votes cast for the amendment(s) was/were sufficient for approval by __________________________________________________________."
                         (Voting  Group)

________     The amendment(s) was/were adopted by the board of directors without shareholder  action  and  shareholder  action  was  not  required.

________     The  amendment(s)  was/were  adopted  by  the incorporators without shareholder  action  and  shareholder  action  was  not  required.

     Signed  this  28th  day  of  January,  1999.


BY:     _________________________________________
     (By  the  Chairm  and  or  Vice  Chairman  of  the
     Board  of  Directors,  President,  or  other  officer
     if  adopted  by  the  shareholders)
               OR
     (By  a  director  if  adopted  by  the  directors)
               OR
     (By  an  incorporator  if  adopted  by  the  incorporators)


Angela  Michelle  Bartolotta
----------------------------
Typed  or  printed  Name

President
---------
Title

                                     BY-LAWS
                                        OF
                        THE AMERICAN SPORTS MACHINE, INC.

                                    ARTICLE I
                                     OFFICES

The principal office of the Corporation in the State of Florida shall be located in the City of Palm Beach. The Corporation may have such other offices, either within or without the State of Florida, as the business of the Corporation may require from time to time.

The Registered Office of the Corporation may be, but need not be, identical with its principal office in the State of Florida and the address of the Registered Office may be changed from time to time by the Board of Directors.

                                   ARTICLE II
                                  SHAREHOLDERS

SECTION 1. ANNUAL MEETING. The annual meeting of shareholders shall be held at such time and place each year as the Board of Directors shall determine for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the election of directors shall not be held at any annual meeting, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders to be held as soon thereafter as may be convenient.

SECTION 2. SPECIAL MEETING. Special meetings of the shareholders may be called by the President, by the Board of Directors or by the holders of not less than one-fifth (1/5) of the voting power of all shareholders of the Corporation.

SECTION 3. PLACE OF MEETING. The Board of Directors may designate any place within or without the State of Florida as the place of meeting for any annual meeting, or any place either within or without the State of Florida as the place of meeting for any special meeting called by the Board of Directors.

SECTION 4. NOTICE OF MEETINGS AND WAIVER. Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, the President, or the Secretary, or the officer or persons calling the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail in a sealed envelope addressed to the shareholder at his address as it appears on the records of the Corporation, with postage thereon prepaid. Notice of any shareholders' meeting may be waived in writing by any shareholder at any time before or after the meeting.

SECTION 5. MEETING OF ALL SHAREHOLDERS. If all of the shareholders shall meet at any time and place, either within or without the State of Florida, and consent to the holding of a meeting, such meeting shall be valid without call or notice, and at such meeting any corporate action may be taken.

SECTION 6. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. The Board of Directors of the Corporation may fix in advance a date, not exceeding sixty (60) and not less than ten (10) days prior to the date of any meeting of shareholders, or to the date for the payment of any dividend or for the allotment of rights, or to the date when any exchange or reclassification of shares shall be effective, as the record date for the determination of shareholders entitled to receive payment of any such dividend or to receive any such allotment of rights, or to exercise rights in respect of any exchange or reclassification of shares; and the shareholders of record on such date shall be the shareholders entitled to notice of and to vote at, such meeting, or to receive payment of such dividend or to receive such allotment of rights or to exercise such rights in the event of an exchange or reclassification of shares, as the case may be. If no record date is fixed by the Board of Directors, the date on which notice of the meeting is mailed shall be deemed to be the record date for the determination of shareholders entitled to vote at such meeting. Transferees of shares which are transferred after the record date shall not be entitled to notice of or to vote at such meeting.

SECTION 7. VOTING LISTS. The officer or agent having charge of the transfer book for shares of the Corporation shall at least ten (10) days before each meeting of shareholders, make a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order, with the address and the number of shares held by each shareholder, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the office of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the meeting. The original share ledger or stock transfer book, or a duplicate thereof kept in this State, shall be prima facie evidence as to who are the shareholders entitled to examine such list or share ledger or stock transfer book or to vote at any meeting of shareholders.

SECTION 8. QUORUM. A majority of the outstanding shares of the Corporation, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders; provided, that if less than a majority of the outstanding shares are represented at said meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.

SECTION 9. PROXIES. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy, and such proxy may be withdrawn at any time.

SECTION 10. VOTING OF SHARES. Each outstanding share of Common Stock shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

SECTION 11. VOTING OF SHARES BY CERTAIN HOLDERS. Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the By-Laws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such corporation may determine.

Shares standing in the name of a deceased person may be voted by his administrator or executor, either in person or by proxy. Shares standing in the name of a guardian, conservator, or trustee may be voted by such fiduciary, either in person or by proxy.

Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

Shares standing in the joint names of four (4) or more fiduciaries shall be voted in the manner determined by the majority of such fiduciaries, unless the instrument or order appointing such fiduciaries otherwise directs.

Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

A shareholder whose shares are pledged shall be entitled to vote such shares (except that if the right to vote be expressly given in writing to the pledgee and notice thereof delivered to the Corporation in writing by the pledgee, the shareholder shall not have the right to vote the shares so pledged) until the shares have been transferred into the name of the pledgee, and thereafter the pledgee or his nominee shall be entitled to vote the shares so transferred.

SECTION 12. INFORMAL ACTION BY SHAREHOLDERS. Unless prohibited by the Articles of Incorporation, any action required to be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the issued and outstanding capital stock of the corporation.

SECTION 13. ADJOURNMENTS. If a meeting is adjourned to another time or place, notice of the adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken. The Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

                                   ARTICLE III
                                    DIRECTORS

SECTION 1. GENERAL POWERS AND EXECUTIVE COMMITTEE. The business and affairs of the Corporation shall be managed by its Board of Directors. The Board of Directors may, by resolution passed by a majority of the whole Board, designate two (2) or more of its number to constitute an Executive Committee, who, to the extent provided in the resolution, shall have and exercise the authority of the Board of Directors in the management of the Corporation. The Board of Directors may also, by resolution passed by a majority of the whole of the Board, designate members to constitute other committees, who, to the extent provided in the resolution, shall have and exercise the designated authority.

SECTION 2. NUMBER, TENURE AND QUALIFICATIONS. The number of directors which shall constitute the whole Board of Directors shall be fixed from time to time by resolution passed by the Board or by the shareholders (any such resolution of either the Board of Directors or shareholders being subject to any later resolution by either of them) but in no event shall such number be less than one. No resolution shall have the effect of shortening the term of any incumbent director. Directors shall be elected at the annual meeting of shareholders and shall continue in office until their successors shall have been elected and qualified. Directors need not be residents of Florida nor need they be the holder of any shares of the capital stock of the Corporation.

SECTION 3. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held without other notice than this By-Law, immediately after, and at the same place as, the annual meeting of shareholders. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Florida, for holding of additional regular meetings without other notice than such resolution.

SECTION 4. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, the President or any two (2) directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Florida, as the place for holding any special meeting of the Board of Directors called by them.

SECTION 5. NOTICE. Written notice of any special meeting shall be given to each director at least two (2) days before the meeting, either by personal delivery, telegram, cablegram, or facsimile. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, and a waiver of any and all objections to the place of meeting, the time of meeting, or the manner in which it was called or convened, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. The purpose of and the business to be transacted at any special meeting of the Board of Directors must be specified in the notice or waiver or notice of such a meeting.

SECTION 6. QUORUM. A majority of the number of directors fixed by or in the manner prescribed in the By-Laws shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided, that if less than a majority of the directors are present at that meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

SECTION 7. MANNER OF ACTING. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

SECTION 8. INFORMAL ACTION BY DIRECTORS. Any action required to be taken at a meeting of the Directors of a corporation or any action which may be taken at such meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by a majority of all directors and such consent shall have the same effect as an actual vote.

SECTION 9. VACANCIES. Any vacancy occurring in the Board of Directors or in a directorship to be filled by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office or until the next succeeding annual meeting of shareholders. Any directorship to be filled by reason of an increase in the number of directors may be filled by election by the Board of Directors for a term of office continuing until the next election of the directors by the shareholders.

SECTION 10. COMPENSATION. Directors may by resolution of the Board of Directors, establish a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

SECTION 11. REMOVAL. At a meeting of shareholders called expressly for that purpose, directors may be removed, with or without cause, by a vote of the majority of the shares then entitled to vote at an election of directors.

                                   ARTICLE IV
                                    OFFICERS

SECTION 1. CLASSES. The officers of the Corporation shall be a President, a Treasurer, and a Secretary, and such other officers and assistant officers as from time to time may be deemed necessary by the Board of Directors and elected in accordance with the provisions of this Article. Any two (2) or more offices may be held by the same person. The failure to elect a President, Secretary or Treasurer shall not affect the existence of this Corporation.

SECTION 2. ELECTION AND TERM OF OFFICE. The officers of the Corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient. Vacancies may be filled or new offices created and filled at any meeting of the Board of Directors. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death, his resignation or his removal from office in the manner hereinafter provided.

SECTION 3. REMOVAL. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever, in its judgment, the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

SECTION 4. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or otherwise may be filled by the Board of Directors for the unexpired portion of the term.

SECTION 5. PRESIDENT. The President shall be the principal executive officer of the Corporation and shall in general supervise and control all of the business and affairs of the Corporation. He shall preside at all meetings of the shareholders and of the Board of Directors. He may sign, with the Secretary or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors have authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these By-Laws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

SECTION 6. VICE PRESIDENT. In the absence of the President or in the event of his inability or refusal to act, the Vice President shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice President shall perform such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

SECTION 7. TREASURER. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine. He shall:
(a) have charge and custody of and be responsible for all funds and securities of the Corporation; (b) receive and give receipts for monies due and payable to the Corporation from any source whatsoever, and deposit all such monies in the name of the Corporation in such banks, trust companies, or other depositories as shall be selected in accordance with the provisions of Article V of these By-Laws; and (c) in general perform all the duties from time to time assigned to him by the President or the Board of Directors. Nothing herein shall require the Board of Directors to require a bond.

SECTION 8. SECRETARY. The Secretary shall: (a) keep the minutes of the shareholders' and of the Board of Directors' meetings in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these By-Laws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all certificates for shares prior to the issue thereof and to all documents, the execution of which on behalf of the Corporation under this seal is duly authorized in accordance with the provisions of these By-Laws; (d) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with the President, or Vice President, certificates for shares of the Corporation, the issue of which shall have been authorized by resolution of the Board of Directors; (f) sign with the President, or Vice President, certificates for shares for the Corporation, the issue of which shall have been authorized by resolution of the Board of Directors; (g) have personal charge of the stock transfer books of the Corporation; and (h) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or the Board of Directors.

SECTION 9. ASSISTANT TREASURERS AND ASSISTANT SECRETARIES. The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Secretaries, as and if authorized by the Board of Directors, may sign with the President or Vice President certificates for shares of the Corporation, the issue of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurers and Assistant Secretaries in general shall perform such duties as shall be assigned to them by the Treasurer or Secretary, respectively, or by the President or the Board of Directors.

SECTION 10. SALARIES. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the Corporation.

                                    ARTICLE V
                      CONTRACTS, LOANS, CHECK AND DEPOSITS

SECTION 1. CONTRACTS. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instruments in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances.

SECTION 2. LOANS. No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

SECTION 3. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents, of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

SECTION 4. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

                                   ARTICLE VI
                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

SECTION 1. CERTIFICATES FOR SHARES. Certificates representing shares of the Corporation shall be in such form as may be determined by the Board of Directors. Such certificates shall be signed by the President and Secretary. All certificates for shares shall be consecutively numbered. The name of the persons owning the shares represented thereby with the number of shares and date of issue shall be entered on the books of the Corporation. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in the case of a lost, destroyed or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

SECTION 2. TRANSFER OF SHARES. Transfer of shares of the Corporation shall be made only by the registered holder thereof or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificate for such share. The person in whose name shares stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

                                   ARTICLE VII
                                   FISCAL YEAR

The fiscal year of the Corporation shall be determined by the resolution of the Board of Directors.

                                  ARTICLE VIII
                                    DIVIDENDS

The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles of Incorporation.

                                   ARTICLE IX
                                      SEAL

The Board of Directors shall if needed provide a corporate seal which shall be in the form of a circle and shall have inscribed thereon appropriate wording.

                                    ARTICLE X
                                WAIVER OF NOTICE

Whenever any notice whatever is required to be given under the provisions of these By-Laws, or under the provisions of the Articles of Incorporation, or under the provisions of the corporation laws of the State of Florida or other jurisdiction, waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                                   ARTICLE XI
                                   AMENDMENTS

The Board of Directors shall have the power and authority to alter, amend or rescind the By-Laws of the Corporation at any regular or special meeting at which a quorum is present by a vote of a majority or the whole Board of Directors, subject to the power of the shareholders to change or repeal such By-Laws at any annual or special meeting of shareholders at which a quorum is present, by a vote of a majority of the stock represented at such meeting, provided, that the notice of such meeting shall have included notice of any proposed alteration, amendment or rescission.

I certify that these are the By-Laws adopted by the Board of Directors of the Corporation.



BY:  ___________________________________
        James  Donald  Brock,  Jr.,  Secretary

                                    EXHIBIT D


ASM'S  STOCKHOLDERS'  LIST




SHAREHOLDER               CLASS A     CLASS B    COMMON      TOTAL
Aberdeen Avenue LLC
Ashland Resources, Inc.     491,135    245,567    736,702
Striker Capital Limited     491,135    245,568    736,703
VC Advantage Ltd. Pshp.     491,135    245,568    736,703
Hammock Group Ltd.. . .   1,033,333  1,033,333
TK as Agent for others.     688,889    688,889
James D. Brock, Jr. . .   1,000,000  1,000,000
Other ASM shareholders.   2,000,000  2,000,000
    __________. . . . .  __________  3,600,000  3,600,000
                                     ---------  ---------
Totals. . . . . . . . .   1,473,405  1,722,222  7,336,703  10,532,330


                                    EXHIBIT E

                ASM'S FINANCIAL STATEMENTS AT SEPTEMBER 30, 1999

                               DORRA SHAW & DUGAN
                          CERTIFIED PUBLIC ACCOUNTANTS

                          INDEPENDENT AUDITORS' REPORT

To  the  Board  of  Directors  and  Stockholders
The  American  Sports  Machine,  Inc.
Palm  Beach,  Florida

We have audited the accompanying balance sheet of The American Sports Machine, Inc. (a Florida corporation) and (a development stage company) as of September 30, 1999, and the related statements of operations, accumulated deficit, cash flows and changes in stockholders' equity for the period December 1, 1998 (date of inception) to September 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The American Sports Machine, Inc. as of September 30, 1999 and the results of its operations and its cash flows and changes in stockholders' equity for the period from December 1, 1998 (date of inception) to September 30, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred net losses since its inception. The Company's financial position and operating results raise substantial doubt about its ability to continue as a going concern. Management's plan regarding those matters also are described in Note D. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/  Dorra  Shaw  &  Dugan
-  -------------------------------
Certified  Public  Accountants

December  17,  1999

                  270 South County Road * Palm Beach, FL 33480
                  Telephone (561) 822-9955 * Fax (561) 822-9955
                              Website: dsd-cpa.com

THE  AMERICAN  SPORTS  MACHINE,  INC.
(  A  Development  Stage  Company)

BALANCE  SHEET






September  30,  1999

ASSETS

Current  Assets:
                                                           Cash  $        2,711

TOTAL  CURRENT ASSETS                                                      2,711

                                                                 $        2,711

LIABILITIES

Current  Liabilities:
                                               Accrued  expenses  $            -
TOTAL  CURRENT LIABILITIES                                                     -
                                                                              -

STOCKHOLDERS'  EQUITY

Common  stock  -  $.0001  par  value  -
  50,000,000  shares  authorized  1,400,000
  shares  issued  and  outstanding  140
  Preferred  stock  -  No  par  value
  -  10,000,000  shares  authorized
      No  shares issued or outstanding                                         -
Additional  paid-in-capital                                               45,860
Accumulated deficit                                                     (43,289)

TOTAL  STOCKHOLDERS' EQUITY                                                2,711

                                                                 $        2,711



     The  accompanying  notes  are  an integral part of the financial statements

THE  AMERICAN  SPORTS  MACHINE,  INC.
(  A  Development  Stage  Company)

STATEMENT  OF  OPERATIONS  AND  ACCUMULATED  DEFICIT



For  the  period  October  1,  1998  (date  of inception) to Serptember 30, 1999

Revenues                                                           $          -

Operating  expenses:
                                 Professional  fees  $     39,657
                                 Organization  costs        2,632         42,289

Loss  before  income  taxes
                                                                        (42,289)
Income  taxes                                                                 -

Net  loss
                                                                        (42,289)

Accumulated  deficit  -  October  1,  1998
                                                                         (1,000)

Accumulated deficit - September 30, 1999                           $    (43,289)

Net loss per share                                                 $      (0.03)

Weighted  average shares of common stock                            $  1,249,589





     The  accompanying  notes  are  an integral part of the financial statements

THE  AMERICAN  SPORTS  MACHINE,  INC.
(  A  Development  Stage  Company)



STATEMENT  OF  OPERATIONS  AND  ACCUMULATED  DEFICIT



For  the  period  October  1,  1998  (date  of inception) to Serptember 30, 1999

Revenues                                                           $          -

Operating  expenses:
                                 Professional  fees  $     39,657
                                 Organization  costs        2,632         42,289

Loss  before  income  taxes
                                                                        (42,289)
Income  taxes                                                                 -

Net  loss
                                                                        (42,289)

Accumulated  deficit  -  October  1,  1998
                                                                         (1,000)

Accumulated deficit - September 30, 1999                           $    (43,289)

Net loss per share                                                 $      (0.03)

Weighted  average shares of common stock                            $  1,249,589


     The  accompanying  notes  are  an integral part of the financial statements


THE  AMERICAN  SPORTS  MACHINE,  INC.
(A  Development  Stage  Company)


Statement  of  Cash  Flows



For  the  period  October  1,  1998  (date  of  inception) to September 30, 1999
-  ---------------------------------------------------------------------------

Operating  Activities:
Net  loss                                                         $     (42,289)
   Adjustments  to  reconcile  net  loss  to  net  cash
      used  by  operating  activities:
         Increase  in:
           Issuance  of common stock for services                         25,000

Net cash used by operating activities                                   (17,289)

Financing  activities:
         Issuance  of Common Stock                                        20,000

Net  cash provided by financing activities                                20,000

Net  increase in cash                                                      2,711

Cash  - September 30, 1999                                         $       2,711






     The  accompanying  notes  are  an integral part of the financial statements



The  American  Sports  Machine,  Inc.
Notes  to  Financial  Statements

Note  A  -  Summary  of  Significant  Accounting  Policies:

Organization

The American  Sports  Machine,  Inc. (a development  stage company) is a Florida
Corporation organized June 2, 1995 to build recreational centers for small organized sports activities including basketball, handball, racquetball, as well as video games and other computer board sports activities. The Company failed in its attempt to implement its initial business plan and during June 1996 abandoned its efforts. The Company had no operations for the period prior to June 1996. The Company was inactive and there were no transactions from June
1996 to the date of reinstatement by the State of Florida on December 1, 1998 that affect the balances reflected in the financial statements as of December 1, 1998.

The Company has a new business plan, which was adopted on or about December 1, 1998, which is to engage in seeking potential operating businesses and business opportunities with the intent to acquire or merge with such businesses. The assets of the Company will be used for its expenses of operation to implement this plan.

Accounting  Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a September 30 year end.

Start  -  Up  Costs

Start  -  up  and  organization  costs  are  being  expensed  as  incurred.

Loss  Per  Share

The computation of loss per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements.

Use  of  Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Note  B  -  Stockholders'  Equity:

On June 2, 1995, the Company issued 500,000 shares of common stock, in lieu of cash, for the fair market value of services rendered by its initial officer - stockholder. On or about December 1, 1998, third parties purchased the shares from the initial officer - stockholder. On or about December 1, 1998, the Company issued 500,000 shares of its common stock to its sole officer in exchange for services valued at $25,000. Subsequently the same third parties purchased at $0.05 per share, 400,000 shares of the common stock of the Company in a private placement pursuant to Regulation D of the SEC. The $39,657 in professional fees includes the costs and expenses (including legal fees) associated with the preparation and filing of the registration statement.
Included in professional fees are additional legal fees of $34,157 for merger and acquisition activities unrelated to the registration statement and $5,500 in auditing and accounting fees.

At September 30, 1999, the Company had authorized 50,000,000 shares of $.0001 par value common stock and had 1,400,000 shares of common stock issued and outstanding. In addition, the Company authorized 10,000,000 shares of preferred stock with the specific terms; conditions, limitations and preferences to be determined by the Board of Directors. None of the preferred stock was issued and outstanding as of September 30, 1999.

Note  C  -  Income  Taxes:

The Company has a net operating loss carry forward of $42,289 that may be offset against future taxable income. If not used, the carry forward will expire in 2014.

The amount recorded as deferred tax assets,  cumulative as of September  30,1999 is $8,400,  which represents the amounts of tax benefits of loss carry-forwards.
The Company has established a valuation allowance for this deferred tax asset of
$8,400,  as  the  Company  has  no  history  of  profitable  operations.

Note  D  -  Going  Concern:

The Company's financial statements are prepared using generally accepted accounting principles applied to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has incurred losses from its inception through September
30, 1999. It has not established revenues sufficient to cover operating costs and to allow it to continue as a going concern. Management plans currently provide for experts to secure a successful acquisition or merger partner so that it will be able to continue as a going concern. In the event such efforts are unsuccessful, contingent plans have been arranged to provide that the current
Director of the Company is to fund required future filings under the 34 Act, and existing shareholders have expressed an interest in additional funding if necessary to continue the Company as a going concern. The sole director/officer of the Company has to acquire an additional $20,000 in stock of the Company on or before February 1, 1999, if such funds are needed to continue the operations of the Company.



                               Exhibit B - Page 57
                                    EXHIBIT F

                           FORM 10-KSB AND FORM 10-QSB

                     U.S. Securities and Exchange Commission

                             Washington, D.C. 20549

                                   Form 10-KSB

(Mark  One)

[X]  ANNUAL REPORT  PURSUANT TO SECTION 13 OR 15(d) OF THE  SECURITIES  EXCHANGE
     ACT  OF  1934

     For  the  fiscal  year  ended  September  30,  1999

[  ] TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES  EXCHANGE ACT
     OF  1934

     For  the  transition  period  from  _______________  to  ________________

     Commission  file  no.        0-26327
                          ---------------

                          American Sports Machine, Inc.
                   --------------------------------------------
                 (Name of small business issuer in its charter)

          Florida                65-0877744
-------------------------------           -------------------
(State  or  other  jurisdiction  of            (I.R.S.  Employer
incorporation  or  organization)            Identification  No.)

     222  Lakeview  Avenue,  Suite  160-146
     West  Palm  Beach,  FL
33401
-  ---------------------------------------              ----------
(Address  of  principal  executive  offices)             (Zip  Code)

Issuer's  telephone  number  (561)  832-5698

Securities  registered  under  Section  12(b)  of  the  Exchange  Act:

                              Name  of  each  exchange
         Title  of  each  class                    on  which  registered

               None
-----------------------------                     -------------------------
Securities  registered  under  Section  12(g)  of  the  Exchange  Act:

                          Common Stock, $.0001 par value
                                 (Title of class)
                               -------------------
     Check  whether  the issuer (1) filed all  reports  required  to be filed by
Section 13 or 15(d) of the  Exchange  Act during the past 12 months (or for such shorter period that the  registrant was required to file such reports),  and (2)
has  been  subject  to  such  filing  requirements  for  the  past  90  days.
Yes  X  No
                                                         -----       -----

     Check if there is no disclosure  of  delinquent  filers in response to Item

405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [X]

     State  issuer's  revenues  for  its  most  recent  fiscal  year.  $0.00.

     Of the 1,400,000 shares of voting stock of the registrant issued and outstanding as of December 15, 1999, 900,000 shares are held by non-affiliates. Because of the absence of an established trading market for the voting stock, the registrant is unable to calculate the aggregate market value of the voting stock held by non-affiliates as of a specified date within the past 60 days.


PART  I

ITEM  1.          DESCRIPTION  OF  BUSINESS

     Business  Development

     The  American  Sports  Machine, Inc. ("ASM") was organized on June 2, 1995, under the laws of the State of Florida, having the stated purpose of engaging in any  lawful  activities.  ASM  was formed with the contemplated purpose to build recreational centers for small organized sports activities including basketball, handball,  racquetball,  as  well as video games and other computer board sports
activities.    The business concept and plan was based upon information obtained by  the incorporator several years before while working for an unrelated company with  the same concept and business plan.  The incorporator and sole shareholder was  unable to obtain the cooperation and assistance of workers and investors to implement  the  proposed  plan.  The  primary  area  of development was to be in
Florida,  but was never brought to the development stage. After development of a business  plan  and  efforts  to  develop  the business failed, all efforts were
abandoned  in  1996.   At  that  time  ASM  was  unable  to obtain the necessary
contracts,  store  locations,  other  facilities,  and  was unable to obtain the necessary  financing,  therefore  was  unable  to  operate.

     ASM never engaged in an active trade or business throughout the period from
June  1995  until  just  recently.   The  ASM  charter was suspended (subject to
reinstatement) by the State of Florida in 1996 for inactivity and failure to pay annual  fees  and  costs.  Its active status was reinstated on December 1, 1998, upon  payment  of  all past due fees and costs.  On December 1, 1998, all of the issued  and  outstanding  shares  of  the common stock of ASM were acquired from
Joseph  Ashley,  its  then sole shareholder.  The shares were purchased from Mr.
Ashley  on  behalf  of  the  investor group.  Mr.  Ashley distributed the shares directly  to  each  member  of the investor group. The original incorporator and shareholder agreed to exchange the 500,000 issued and outstanding shares held by such  shareholder  to  the  new  25  member  investor  group  in  exchange for a commitment  by  the  new  shareholder  group to pay the cost of reactivating the corporation, providing for its reinstatement, and bringing its books and records up  to  date.  The total of 500,000 shares was distributed 20,000 shares to each of  twenty-five  (25) shareholders.  In addition, ASM received gross proceeds in the  amount  of  $20,000  from  the  sale of a total of 400,000 shares of common stock, $.0001 par value per share (the "Common Stock"), in an offering conducted pursuant to Section 3(b) and 4(2) of the Securities Act of 1933, as amended (the
"Act"),  and  Rules  505  and  506 of Regulation D promulgated thereunder.  This offering  was  made  in  the  State  of  Georgia  and the State of Florida.  ASM
undertook  the  offering of shares of Common Stock on December 1, 1998.  Also on
December  1,  1998,  ASM issued 500,000 shares of its Common Stock to Ms. Angela
Michelle  Bartolotta,  the  President,  Secretary  and  Treasurer  of  ASM  in
consideration  and  in  exchange for services valued at $25,000.00 in connection
with  the  re-organization  of ASM.   On March 12, 1999, Ms. Bartolotta resigned
her  position  due to personal conflicts and other personal reasons and tendered her  500,000  shares of stock to ASM for cancellation.  Such shares were in fact canceled.  The company issued 500,000 shares of its common stock to James Donald
Brock,  Jr.,  in consideration and in exchange for services valued at $25,000.00 to complete the reorganization of ASM.  James Donald Brock, Jr. was also elected
President,  Secretary,  Treasurer,  and  Director  of ASM. (See "Recent Sales of
Unregistered  Securities")


     ASM  then  began  to  consider  and  investigate  potential  business
opportunities.   ASM  is  considered a development stage company and, due to its status as a "shell" corporation, its principal business purpose is to locate and consummate  a  merger  or  acquisition  with a private entity.  Because of ASM's current  status of having limited assets and no recent operating history, in the event  ASM  does  successfully  acquire  or  merge  with  an  operating business opportunity,  it  is  likely  that  ASM's  present  shareholders will experience substantial  dilution  and  there  will  be a probable change in control of ASM.

     On December 1, 1998, ASM also determined it should become active in seeking potential operating businesses and business opportunities with the intent to acquire or merge with such businesses.

     Any target acquisition or merger candidate of ASM will become subject to the same reporting requirements as ASM upon consummation of any such business combination. Thus, in the event that ASM successfully completes an acquisition or merger with another operating business, the resulting combined business must provide audited financial statements for at least the two most recent fiscal years, or in the event that the combined operating business has been in business less than two years, audited financial statements will be required from the period of inception of the target acquisition or merger candidate.

     ASM's principal executive offices are located at 222 Lakeview Avenue, Suite
160-157,  West  Palm Beach, FL 33401 and its telephone number is (561) 832-5698.


     Business  of  Issuer

     ASM has no recent operating history and no representation is made, nor is any intended, that ASM will be able to carry on future business activities successfully. Further, there can be no assurance that ASM will have the ability to acquire or merge with an operating business, business opportunity or property that will be of material value to ASM.

     Management plans to investigate, research and, if justified, potentially acquire or merge with one or more businesses or business opportunities. ASM currently has no commitment or arrangement, written or oral, to participate in any business opportunity and management cannot predict the nature of any potential business opportunity it may ultimately consider. Management will have broad discretion in its search for and negotiations with any potential business or business opportunity.

SOURCES  OF  BUSINESS  OPPORTUNITIES

     ASM intends to use various sources in its search for potential business opportunities including its officer and director, consultants, special advisors, securities broker-dealers, venture capitalists, member of the financial community and others who may present management with unsolicited proposals.
Because of ASM's limited capital, it may not be able to retain on a fee basis professional firms specializing in business acquisitions and reorganizations.
Rather, ASM will most likely have to rely on outside sources, not otherwise associated with ASM, that will accept their compensation only after ASM has finalized a successful acquisition or merger. ASM will rely upon the expertise and contacts of such persons, will use notices in written publications and personal contacts to find merger and acquisition candidates, the exact number of such contacts dependent upon the skill and industriousness of the participants and the conditions of the marketplace. None of the participants in the process will have any past business relationship with management. To date, ASM has not engaged nor entered into any definitive agreements nor understandings regarding retention of any consultant to assist ASM in its search for business opportunities, nor is management presently in a position to actively seek or retain any prospective consultants for these purposes.


     ASM does not intend to restrict its search to any specific kind of industry or business. ASM may investigate and ultimately acquire a venture that is in its preliminary or development stage, is already in operation, or in various stages of its corporate existence and development. Management cannot predict at this time the status or nature of any venture in which ASM may participate. A potential venture might need additional capital or merely desire to have its shares publicly traded. The most likely scenario for a possible business arrangement would involve the acquisition of, or merger with, an operating business that does not need additional capital, but which merely desires to establish a public trading market for its shares. Management believes that ASM could provide a potential public vehicle for a private entity interested in becoming a publicly held corporation without the time and expense typically associated with an initial public offering.

EVALUATION

     Once ASM has identified a particular entity as a potential acquisition or merger candidate, management will seek to determine whether acquisition or merger is warranted or whether further investigation is necessary. Such determination will generally be based on management's knowledge and experience, (limited solely to working history - See "Item 5. Directors, Executive
Officers, etc.") or with the assistance of outside advisors and consultants evaluating the preliminary information available to them. Management may elect to engage outside independent consultants to perform preliminary analysis of potential business opportunities. However, because of ASM's limited capital it may not have the necessary funds for a complete and exhaustive investigation of any particular opportunity. Management will not devote full time to finding a merger candidate, will continue to engage in outside unrelated activities, and anticipates devoting no more than an average of five (5) hours weekly to such undertaking.

     In evaluating such potential business opportunities, ASM will consider, to the extent relevant to the specific opportunity, several factors including potential benefits to ASM and its shareholders; working capital, financial requirements and availability of additional financing; history of operation, if any; nature of present and expected competition; quality and experience of management; need for further research, development or exploration; potential for growth and expansion; potential for profits; and other factors deemed relevant to the specific opportunity.

     Because ASM has not located or identified any specific business opportunity as of the date hereof, there are certain unidentified risks that cannot be adequately expressed prior to the identification of a specific business opportunity. There can be no assurance following consummation of any acquisition or merger that the business venture will develop into a going concern or, if the business is already operating, that it will continue to operate successfully. Many of the potential business opportunities available to ASM may involve new and untested products, processes or market strategies which may not ultimately prove successful.

FORM  OF  POTENTIAL  ACQUISITION  OR  MERGER

     Presently ASM cannot predict the manner in which it might participate in a prospective business opportunity. Each separate potential opportunity will be reviewed and, upon the basis of that review, a suitable legal structure or method of participation will be chosen. The particular manner in which ASM participates in a specific business opportunity will depend upon the nature of that opportunity, the respective needs and desires of ASM and management of the opportunity, and the relative negotiating strength of the parties involved.
Actual participation in a business venture may take the form of an asset purchase, lease, joint venture, license, partnership, stock purchase, reorganization, merger or consolidation. ASM may act directly or indirectly through an interest in a partnership, corporation, or other form of organization, however, ASM does not intend to participate in opportunities through the purchase of minority stock positions.

     Because of ASM's current status and recent inactive status for the prior two (2) years, and its concomitant lack of assets and relevant operating history, it is likely that any potential merger or acquisition with another operating business will require substantial dilution to ASM's existing shareholders interests. There will probably be a change in control of ASM, with the incoming owners of the targeted merger or acquisition candidate taking over control of ASM. Management has not established any guidelines as to the amount of control it will offer to prospective business opportunity candidates, since this issue will depend to a large degree on the economic strength and desirability of each candidate, and the corresponding relative bargaining power of the parties. However, management will endeavor to negotiate the best possible terms for the benefit of ASM's shareholders as the case arises.
Management may actively negotiate or otherwise consent to the purchase of any portion of their common stock as a condition to, or in connection with, a proposed merger or acquisition. In such an event, existing shareholders may not be afforded an opportunity to approve or consent to any particular stock buy-out transaction. However the terms of the sale of shares held by present management of ASM will be extended equally to all other current shareholders.


     Management  does  not  have  any  plans  to  borrow funds to compensate any persons,  consultants, or promoters  in conjunction with its efforts to find and acquire  or  merge  with another business opportunity.  Management does not have any  plans  to  borrow  funds  to  pay  compensation to any prospective business opportunity,  or shareholders, management, creditors, or other potential parties to  the acquisition or merger.  In either case, it is unlikely that ASM would be able to borrow significant funds for such purposes from any conventional lending sources.  In  all  probability,  a public sale of ASM's securities would also be unfeasible,  and management does not contemplate any form of new public offering at  this  time.  In the event that ASM does need to raise capital, it would most likely  have to rely on the private sale of its securities.  Such a private sale would be limited to persons exempt under the Commissions's Regulation D or other rule, or provision for exemption, if any applies.  However, no private sales are contemplated  by  ASM's  management  at  this  time.  If a private sale of ASM's securities  is  deemed  appropriate  in  the future, management will endeavor to acquire  funds  on  the  best  terms available to ASM.  However, there can be no assurance that the Company will be able to obtain funding when and if needed, or that  such  funding,  if  available,  can  be  obtained  on  terms reasonable or
acceptable  to  them.   ASM  does  not anticipate using Regulation S promulgated
under  the  Securities  Act  of 1933 to raise any funds any time within the next year, subject only to its potential applicability after consummation of a merger or  acquisition.

     In  the event of a successful acquisition or merger, a finder's fee, in the form  of  cash  or  securities  of  ASM,  may be paid to persons instrumental in facilitating  the  transaction.  ASM  has not established any criteria or limits for  the  determination  of  a finder's fee, although most likely an appropriate finder's  fee  will  be  negotiated between the parties, including the potential business  opportunity  candidate,  based  upon  economic  considerations  and reasonable value as estimated and mutually agreed upon at that time.  A finder's fee  would only be payable upon completion of the proposed acquisition or merger in the normal case, and management does not contemplate any other arrangement at this  time.  Current  management  has  not  in  the  past  used  any  particular
consultants,  advisors  or  finders.   Management  has not actively undertaken a
search  for, nor retention of, any finder's fee arrangement with any person.  It is  possible that a potential merger or acquisition candidate would have its own finder's  fee  arrangement,  or  other  similar business brokerage or investment banking  arrangement,  whereupon  the  terms  may  be governed by a pre-existing contract; in such case, ASM may be limited in its ability to affect the terms of compensation,  but  most  likely  the  terms  would  be disclosed and subject to approval  pursuant  to submission of the proposed transaction to a vote of ASM's shareholders.  Management  cannot  predict  any  other  terms  of a finder's fee arrangement  at  this time.  If such a fee arrangement was proposed, independent management  and  directors would negotiate the best terms available to ASM so as not  to  compromise  the  fiduciary duties of the representative in the proposed transaction,  and  ASM  would  require  that  the  proposed arrangement would be submitted  to  the shareholders for prior ratification in an appropriate manner.

     Management does not contemplate that ASM would acquire or merge with a business entity in which any officer or director of ASM has an interest. Any such related party transaction, however remote, would be submitted for approval by an independent quorum of the Board of Directors and the proposed transaction would be submitted to the shareholders for prior ratification in an appropriate manner. ASM's management has not had any contact, discussions, or other understandings regarding any particular business opportunity at this time, regardless of any potential conflict of interest issues. Accordingly, the potential conflict of interest is merely a remote theoretical possibility at this time.

  POSSIBLE  BLANK  CHECK  COMPANY  STATUS

     While ASM may be deemed a "shell" company at this time, it does not constitute a "blank check" company under pertinent securities law standards. A
"blank check" company under pertinent securities law standards is a company whose business plan is to primarily pursue a merger or acquisition candidate
(i.e. no specific business plan), and which files a Registration Statement under the 1933 Act and at such time priced its shares at less than $5.00 per share while it continued to have no specific business plan. Accordingly, ASM is not subject to securities regulations imposed upon companies deemed to be "blank check companies." If ASM were to file a registration statement under Securities
Act of 1933 and, at such time, priced its shares at less than $5.00 per share and continued to have no specific business plan, it would then be classified as a blank check company.


     If in the future ASM were to become a blank check company, adverse consequences could attach to ASM. Such consequences can include, but are not limited to, time delays of the registration process, significant expenses to be incurred in such an offering, loss of voting control to public shareholders and the additional steps required to comply with various federal and state laws enacted for the protection of investors, including so-called "lock-up" agreements pending consummation of a merger or acquisition that would take it out of blank check company status.

     Many states (excluding Florida where ASM is incorporated) have statutes, rules and regulations limiting the sale of securities of "blank check" companies in their respective jurisdictions. Management does not intend to undertake any efforts to cause a market to develop in the companies securities or to undertake any offering of ASM's securities, either debt or equity, until such time as ASM has successfully implemented its business plan described herein. In the event ASM undertakes the filing of a registration statement under circumstances that classifies it as a blank check company the provisions of Rule 419 and other applicable provisions will be complied with.


RIGHTS  OF  SHAREHOLDERS

 ASM amended its Articles of Incorporation on March 10, 1999, to expressly provide that the Board of Directors is authorized to enter into on behalf of the corporation and to bind the corporation without shareholder approval, any and all acts approving the terms and conditions of a merger and/or a share exchange, and shareholders affected thereby, shall not be entitled to dissenters rights with respect thereto under any applicable statutory dissenters rights provision.
This provision expressly eliminates shareholder participation in the merger and/or share exchange contemplated by ASM and expressly eliminates any shareholders dissenters rights. ASM does not intend to provide its shareholders with complete disclosure documentation including audited finance statements concerning a target company and its business prior to any mergers or acquisitions.

COMPETITION
     Because ASM has not identified any potential acquisition or merger candidate, it is unable to evaluate the type and extent of its likely competition. ASM is aware that there are several other public companies with only nominal assets that are also searching for operating businesses and other business opportunities as potential acquisition or merger candidates. ASM will be in direct competition with these other public companies in its search for business opportunities and, due to ASM's limited funds, it may be difficult to successfully compete with these other companies.

EMPLOYEES

     As of the date hereof, ASM does not have any employees and has no plans for retaining employees until such time as business warrants the expense, or until ASM successfully acquires or merges with an operating business. The Company may find it necessary to periodically hire part-time clerical help on an as-needed basis.

INDUSTRY  SEGMENTS

     No information is presented regarding industry segments. ASM is presently a development stage company seeking a potential acquisition of or merger with a yet to be identified business opportunity. Reference is made to the statements of income included herein in response to part F/S of this Form 10-SB for a report of ASM's operating history for the past two fiscal years.


ITEM  2.     DESCRIPTION  OF  PROPERTY

FACILITIES


     ASM is currently using at no cost to ASM, as its principal place of business offices of its current management, James Donald Brock, Jr., located in Atlanta, Georgia. Although ASM has no written agreement and pays no rent for the use of this facility, it is contemplated that at such future time as an acquisition or merger transaction may be completed, ASM will secure commercial office space from which it will conduct its business. Until such an acquisition or merger, ASM lacks any basis for determining the kinds of office space or other facilities necessary for its future business. ASM has no current plans to secure such commercial office space. It is also possible that a merger or acquisition candidate would have adequate existing facilities upon completion of such a transaction, and ASM's principal offices may be transferred to such existing facilities.


ITEM  3.     LEGAL  PROCEEDINGS

     ASM is currently not a party to any pending legal proceedings and no such action by, or to the best of its knowledge, against ASM has been threatened.
ASM  was  inactive  from  1996  through  the  date  of  this  Form  10-SB.


ITEM  4.     SUBMISSION  OF  MATTERS  TO  A  VOTE  OF  SECURITY  HOLDERS

     No matter was submitted to a vote of the Company's shareholders, through the solicitation of proxies or otherwise from the Company's inception to the close of the 1999 fiscal year ended September 30, 1999, covered by this report.


ITEM  5.     MARKET  FOR  COMMON  EQUITY  AND  RELATED  STOCKHOLDER  MATTERS.

     Shares of ASM's common stock have previously been registered with the Securities and Exchange Commission (the "Commission"). ASM intends to and has made application to the NASD for ASM's shares to be quoted on the OTC Bulletin
Board. ASM's application to the NASD consists of current corporate information, financial statements and other documents as required by Rule 15c211 of the Securities Exchange Act of 1934, as amended. Inclusion on the OTC Bulletin
Board, when approved, permits price quotation for ASM's shares to be published by such service.

     ASM  is  not  aware  of  any  existing trading market for its common stock.
ASM's common stock has never traded in a public market. There are no plans, proposals, arrangements or understandings with any person(s) with regard to the development of a trading market in any of ASM's securities.

     If and when ASM's common stock is traded in the over-the-counter market, most likely the shares will be subject to the provisions of Section 15(g) and Rule 15g-9 of the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), commonly referred to as the "penny stock" rule. Section 15(g) sets forth certain requirements for transactions in penny stocks and Rule 15g9(d)(1) incorporates the definition of penny stock as that used in Rule 3a51-1 of the Exchange Act.

     The Commission generally defines penny stock to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions.
Rule 3a51-1 provides that any equity security is considered to be a penny stock unless that security is: registered and traded on a national securities exchange meeting specified criteria set by the Commission; authorized for quotation on The NASDAQ Stock Market; issued by a registered investment company; excluded from the definition on the basis of price (at least $5.00 per share) or the issuer's net tangible assets; or exempted from the definition by the Commission.
If ASM's shares are deemed to be a penny stock, trading in the shares will be subject to additional sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors, generally persons with assets in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 together with their spouse.

     For transactions covered by these rules, broker-dealers must make a special suitability determination for the purchase of such securities and must have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the first transaction, of a risk disclosure document relating to the penny stock market. A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, and current quotations for the securities. Finally, the monthly statements must be sent disclosing recent price information for the penny stocks held in the account and information on the limited market in penny stocks. Consequently, these rules may restrict the ability of broker dealers to trade and/or maintain a market in ASM's common stock and may affect the ability of shareholders to sell their shares.


     As of December 15, 1999, there were 26 holders of record of ASM's common stock.

     As  of  December  15, 1999, ASM has issued and outstanding One Million Four
Hundred  Thousand  [1,400,000]  shares  of  common  stock.  Of  this total, Five
Hundred  Thousand  [500,000]  shares were originally issued in transactions more than  three  (3)  years  ago.  Such  shares may be sold or otherwise transferred without  restriction  pursuant  to  the  terms  of  rule 144 ("Rule 144") of the
Securities  Act  of  1933,  as amended (the "Act"), unless held by an affiliate.
                                                                   ------------
The remaining Nine Hundred Thousand [900,000] shares were issued subject to Rule
144  and  may  not be sold and/or transferred without further registration under the  Act  or  pursuant  to  an  applicable  exemption

DIVIDEND  POLICY

     ASM has not declared or paid cash dividends or made distributions in the past, and ASM does not anticipate that it will pay cash dividends or make distributions in the foreseeable future. ASM currently intends to retain and reinvest future earnings, if any, to finance its operations.

PUBLIC  QUOTATION  OF  STOCK

     ASM  has  as of this date requested a broker-dealer, Public Securities, 300
North  Argonne  Road,  Suite  202
Spokane,  WA  99212,  to  act  as  a  market  maker  for ASM's securities.   ASM
anticipates  that other market makers may be requested to participate at a later date.  ASM will not use consultants to obtain market makers.  There have been no preliminary  discussions  between  ASM,  or anyone acting on its behalf, and any market  maker  regarding  the  future  trading  market  for  ASM.

TRANSFER  AGENT

     The  Company  selected Interwest Transfer Co. 1981 E. Murray Holladay Road,
Suite  100,  Salt  Lake  City,  Utah  84117  to  serve  as  its  transfer agent.


ITEM  6.     MANAGEMENT'S  DISCUSSION  AND  ANALYSIS  OR  PLAN  OF  OPERATION

     ASM  is  considered  a  development  stage  company with limited  assets or capital,  and  with no operations or income since approximately 1996.  The costs and  expenses  associated  with  the preparation and filing of this registration statement  and  other  operations  of  ASM  have been paid for by a shareholder, specifically  James Donald Brock, Jr. (see Item 4, Security Ownership of Certain
Beneficial  Owners  and  Management  James  Donald Brock, Jr. is the controlling shareholder).  Mr.  Brock  has agreed to pay future costs associated with filing
future  reports  under  Exchange  Act of 1934 if ASM is unable to do so.   It is
anticipated that ASM will require only nominal capital to maintain the corporate viability of ASM and any additional needed funds will most likely be provided by
ASM's  existing  shareholders  or its sole officer and director in the immediate future.  Current  shareholders  have not agreed upon the terms and conditions of future  financing  and  such undertaking will be subject to future negotiations, except for the express commitment of Mr.  Brock to fund required 34 Act filings.
Repayment  of  any  such  funding will also be subject to such negotiations. The ability of ASM to continue as a going concern long term (beyond 12-24 months) is contingent  upon  the  successful  completion  of  a  business  combination.

     Since  its inception, the Company has conducted minimal business operations except  for  organizational  and capital raising activities. The Company has not realized  any  revenues  since its inception due to the fact that its executive,
          ---
Mr.  Brock  has  been  primarily  engaged  in  organizational  and  promotional activities on behalf of the Company.  As a result, from inception (June 2, 1995)
through  September  30,  1999,  the  Company  had  $0.00 revenue.  Total Company operations  and  operating  expenses  as  of September 30, 1999 were $42,289.00.


FINANCIAL  CONDITION,  CAPITAL  RESOURCES  AND  LIQUIDITY

     At September 30, 1999, the Company had assets totaling $2,711.00 and an accumulated deficit of $43,289.00 attributable to accrued legal expenses, organization expenses and professional fees. Since the Company's inception, it has received $46,000.00 in cash contributed as consideration for the issuance of shares of Common Stock.

NET  OPERATING  LOSSES

     The  Company  has net operating loss carry-forwards of  $42,289.00 expiring in 2014.  The company has a $8,400.00 deferred tax asset resulting from the loss
carry-forwards,  for  which it has established a 100% valuation allowance.   The
Company  may  not  be  able  to utilize such carry-forwardsas the Company has no history  of  profitable  operations.

     In the opinion of management, inflation has not and will not have a material effect on the operations of ASM until such time as ASM successfully completes an acquisition or merger. At that time, management will evaluate the possible effects of inflation on ASM as it relates to its business and operations following a successful acquisition or merger.

      Management  plans may but do not currently provide for experts to secure a successful  acquisition or merger partner so that it will be able to continue as
a  going concern.   In the event such efforts are unsuccessful, contingent plans have  been  arranged  to  provide  that  the  current Director of ASM is to fund required  future  filings  under  the 34 Act without reimbursement, and existing shareholders  have  expressed  an interest in additional funding if necessary to continue  ASM  as  a  going  concern.

PLAN  OF  OPERATION

     During the next twelve months, ASM will actively seek out and investigate possible business opportunities with the intent to acquire or merge with one or more business ventures. In its search for business opportunities, management will follow the procedures outlined in Item 1 above. Because the Company has limited funds, it may be necessary for the sole officer and director to either advance funds to ASM or to accrue expenses until such time as a successful business consolidation can be made. ASM will not make it a condition that the target company must repay funds advanced by its officers and directors.
Management intends to hold expenses to a minimum and to obtain services on a contingency basis when possible. Further, ASM's directors will defer any compensation until such time as an acquisition or merger can be accomplished and will strive to have the business opportunity provide their remuneration.
However, if ASM engages outside advisors or consultants in its search for business opportunities, it may be necessary for ASM to attempt to raise additional funds. As of the date hereof, ASM has not made any arrangements or definitive agreements to use outside advisors or consultants or to raise any capital. In the event ASM does need to raise capital most likely the only method available to ASM would be the private sale of its securities. Because of the nature of ASM as a development stage company, it is unlikely that it could make a public sale of securities or be able to borrow any significant sum from either a commercial or private lender. There can be no assurance that ASM will able to obtain additional funding when and if needed, or that such funding, if available, can be obtained on terms acceptable to ASM.

     ASM does not intend to use any employees, with the possible exception of part-time clerical assistance on an as-needed basis. Outside advisors or consultants will be used only if they can be obtained for minimal cost or on a deferred payment basis. Management is convinced that it will be able to operate in this manner and to continue its search for business opportunities during the next twelve months.

YEAR  2000  COMPLIANCE

     The  Company  is  currently  in  the  process of evaluating its information
Technology for Year 2000 compliance. The Company does not expect that the cost to modify its information Technology infrastructure to be Year 2000 compliant will be material to its financial condition or results of operations. The
Company does not anticipate any material disruption in its operations as a result of any failure by the Company to be in compliance.

FORWARD-LOOKING  STATEMENTS


     This Form 10-KSB includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included or incorporated by reference in this Form 10-KSB which address activities, events or developments which the Company expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), business strategy, expansion and growth of the Company's business and operations, and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. However, whether actual results or developments will conform with the Company's expectations and predictions is subject to a number of risks and uncertainties, general economic market and business conditions; the business opportunities (or lack thereof) that may be presented to and pursued by the Company; changes in laws or regulation; and other factors, most of which are beyond the control of the Company.
Consequently, all of the forward-looking statements made in this Form 10-KSB are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequence to or effects on the Company or its business or operations. The Company assumes no obligations to update any such forward-looking statements.


ITEM  7.          FINANCIAL  STATEMENTS

     The Company's financial statements have been examined to the extent indicated in their reports by Dorra, Shaw, & Dugan, independent certified accountants, and have been prepared in accordance with generally accepted accounting principles and pursuant to Regulation S-B as promulgated by the Securities and Exchange Commission and are included herein, on Page F-1 hereof in response to Part F/S of this Form 10-KSB.


ITEM 8.          CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
FINANCIAL  DISCLOSURE.

     Because the Company has been generally inactive since its inception, it has had no independent accountant until the retention in November 1998 of Dorra, Shaw & Dugan, CPA's, 270 South County Road, Palm Beach, Florida 33480. There has been no change in the Company's independent accountant during the period commencing with the Company's retention of Dorra, Shaw & Dugan, CPA's, through the date hereof.



                          INDEX TO FINANCIAL STATEMENTS

     PAGE

INDEPENDENT  AUDITORS'  REPORT     F-1
------------------------------     ---
BALANCE  SHEET     F-2
--------------     ---
STATEMENT  OF  OPERATIONS  AND  ACCUMULATED  DEFICIT     F-3
----------------------------------------------------     ---
STATEMENT  OF  CHANGES  IN  STOCKHOLDERS'  EQUITY     F-4
-------------------------------------------------     ---
STATEMENT  OF  CASH  FLOWS     F-5
--------------------------     ---
NOTES  TO  FINANCIAL  STATEMENTS     F-6
--------------------------------     ---



                               DORRA SHAW & DUGAN
                          Certified Public Accountants
                          ----------------------------

                          INDEPENDENT AUDITORS' REPORT
INDEPENDENT  AUDITORS'  REPORT

To  the  Board  of  Directors  and  Stockholders
The  American  Sports  Machine,  Inc.
Palm  Beach,  Florida



We have audited the accompanying balance sheet of The American Sports Machine, Inc. (a Florida corporation) and (a development stage company) as of May 31, 1999, and the related statements of operations, accumulated deficit, cash flows and changes in stockholders' equity for the period October 1, 1998 to May 31, 1999 and June 2, 1995 (date of inception) to May 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We  believe  that  our  audit  provides  a  reasonable  basis  for  our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The American Sports Machine, Inc. as of May 31, 1999 and the results of its operations and its cash flows and changes in stockholders' equity for the period from October 1, 1998 to May 31, 1999 and June 2, 1995 (date of inception) to May 31, 1999 in conformity with generally accepted accounting principles.

Audited balance sheets for prior periods and the statements of operations, cash flows and stockholders' equity for the two years ended September 30, 1998 as required by item 310 of regulation S-B are not provided because the company was dormant.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred net losses since its inception. The Company's financial position and operating results raise substantial doubt about its ability to continue as a going concern. Management's plan regarding those matters also are described in Note D. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The June 30, 1999 financial statements were compiled by the company; and we did not audit or review those financial statements and, accordingly, expressed no opinion or other form of assurance on them.


/s/Dorra  Shaw  &  Dugan
------------------------
Certified  Public  Accountants
June  4,  1999  and  August  30,  1999

270  South  County  Road  *  Palm  Beach,  FL  33480
Telephone  (561)  822-9955  *  Fax  (561)  822-9955
Website:  dsd-cpa.com
                                       F-1

ITEM  9.     DIRECTORS,  EXECUTIVE  OFFICERS,  PROMOTERS  AND  CONTROL  PERSONS,
COMPLIANCE  WITH  SECTION  16(A)  OF  THE  EXCHANGE  ACT.

     The director and executive officer of ASM and his respective age is as follows:


Name                         Age          Position
----                         ---          --------

James Donald Brock, Jr.               31          Director, President, Secretary
and  Treasurer

     All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. ASM has not compensated its directors for service on the Board of Directors or any committee thereof.
As  of  the  date  hereof, no director has accrued any expenses or compensation.
Officers are appointed annually by the Board of Directors and each executive officer serves at the discretion of the Board of Directors. ASM does not have any standing committees at this time.

     No director, or officer, or promoter of ASM has, within the past five years, filed any bankruptcy petition, been convicted in or been the subject of any pending criminal proceedings, or is any such person the subject or any order, judgment or decree involving the violation of any state or federal securities laws.

     The business experience of the person listed above during the past five years is as follows:

     Mr. James Donald Brock, Jr., 31 years of age, is an Arts and Science Degree graduate of Santa Fe Community College and Emory University, Atlanta, Georgia.
Mr. Brock was a student in the education programs from 1993 to 1997. In 1997, he received his B.S. Degree in Mathematics from Georgia State University,
Atlanta,  Georgia.  From  1992  to 1997, Mr. Brock was employed at Savage Pizza,
Atlanta,  Georgia.  In  1997-98,  Mr. Brock served as a student-teacher at North
Atlanta High School, Atlanta, Georgia. In 1998, Mr. Brock was employed and continues to be employed as a mathematics teacher at Decatur High School, Decatur, Georgia.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     Section  16(a) of the Securities Exchange Act of 1934, as amended, requires
ASM's executive officers and directors and persons who own more than 10% of a registered class of ASM's equity securities, to file with the Securities and Exchange Commission (hereinafter referred to as the "Commission") initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership, of Common Stock and other equity securities of ASM on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% shareholders are required by Commission regulations to furnish
ASM with copies of all Section 16(a) reports they file. Mr Brock comprises all of ASM's executive officers, directors and greater than 10% beneficial owners of its common Stock, and has complied with Section 16(a) filing requirements applicable to them during ASM's most recent fiscal year.


ITEM  10.     EXECUTIVE  COMPENSATION

     ASM  has not had a bonus, profit sharing, or deferred compensation plan for the  benefit  of  its  employees,  officers  or directors.  ASM has not paid any salaries  or  other compensation to its officers, directors or employees for the years  ended  1997  and 1998, nor at any time during 1999.  Further, ASM has not entered  into an employment agreement with any of its officers, directors or any other  persons  and  no such agreements are anticipated in the immediate future.
ASM's  officer  and  director will forego any compensation until such time as an acquisition  or  merger  can  be  accomplished  and the new business opportunity provide  any  remuneration.  As  of  the  date hereof, no person has accrued any
         ---
compensation  from  ASM.  No  compensation  will  accrue  in the interim period.

COMPENSATION  OF  DIRECTORS


     The Company does not provide officers with pension, stock appreciation rights, long-term incentive or other plans but has the intention of implementing such plans in the future.


ITEM  11.     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL OWNERS AND MANAGEMENT

     The  following  table sets forth information, as of December 15, 1999, with
                                                                          -
respect  to  each  person known by ASM to own beneficially more than 5% of ASM's outstanding common stock, each director of ASM and all directors and officers of
ASM  as  a  group.

Name  of  Address  of               Amount  and  Nature  of          Percent  of
---------------------               -----------------------          -----------
Beneficial  Owner                    Beneficial  Ownership          Class
-----------------                    ---------------------          -----

James  Donald  Brock,  Jr.                    500,000               35.7%
1933  Radar  Rd  Ne
Atlanta,  GA  30345

All  Executive  Officers  and  Directors
as  a  Group  (one  person)                    500,000               35.7%
_____________


ITEM  12.     CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     On December 1, 1998 the Company issued 500,000 shares of its Common Stock to Ms. Angela M. Bartolotta, the sole officer and director of the Company in consideration and in exchange for services valued at 25,000 in connection with the reorganization of ASM. On March 12, 1999, Ms. Bartolotta resigned her position due to personal conflicts and other personal reasons and tendered her 500,000 shares of stock to the company for cancellation such shares were in fact canceled.


     On March 2, 1999, ASM issued and sold 500,000 shares of the Common Stock to
Mr.  Brock,  the  President,  Secretary  and  Treasurer  of  ASM  and record and beneficial  owner  of  approximately 35.7% of ASM's outstanding Common Stock, in consideration  and  exchange  therefore  for  services  valued  at  $25,000  in
connection  with  the  reorganization  of  ASM.   Services  rendered  and  to be
rendered  by  Mr.  Brock  include  the restructuring of ASM, obtaining requisite financial  assistance,  searching  for  merger and acquisition candidates, and a commitment  on the part of Mr. Brock to fund, if necessary, future filings of 34
Act  requirements  without  reimbursement

     In addition Mr. Brock has paid for the cost and expenses associated with the filing of this Form 10-SB and other operations of ASM.

     At the current time, ASM has no provision to issue any additional securities to management, promoters or their respective affiliates or associates. At such time as the Board of Directors adopts an employee stock option or pension plan, any issuance would be in accordance with the terms thereof and proper approval. Although ASM has a very large amount of authorized but unissued Common Stock and Preferred Stock which may be issued without further shareholder approval or notice, ASM intends to reserve such stock for the Rule 506 offerings for acquisitions.

     During ASM's last two fiscal years, there have not been any other transactions between ASM and any officer, director, nominee for election as director, or any shareholder owning greater than five percent (5%) of ASM's outstanding shares, nor any member of the above referenced individuals' immediate family.

     James Donald Brock, Jr., may be deemed to be a "promoter" of ASM as that term is defined under the Rules and Regulations promulgated under the Act.


ITEM  13.     EXHIBITS  AND  REPORTS  ON  FORM  8-K.


(a) The exhibits required to be filed herewith by Item 601 of Regulation S-B, as described in the following index of exhibits, are incorporated herein by reference, as follows:


Exhibit  No.      Exhibit  Name
------------     --------------

3(i).1                    Articles  of  Incorporation  filed  June  2,  1995 (1)

3(i).2                    Articles  of  Amendment  filed  March  10,  1999  (1)

3(ii).1                    By-laws  (1)

27           *               Financial  Data  Schedule

     Incorporated  herein  by  reference to the  Registration  Statement on Form
10-SB  of  TECH  Creations,  Inc.(File  No.  0-26901),  filed  with  the  U.S.
Securities  and  Exchange  Commission.

     (b) No Reports on Form 8-K were filed during the last quarter of the fiscal year ended September 30, 1999, covered by this Annual Report on Form
10-KSB.

     *  Filed  herein





                                   SIGNATURES
                                   ----------

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

     The  American  Sports  Machine,  Inc.
(Registrant)

Date:  December  _____,  1999               BY:  /s/  James  Donald  Brock,  Jr.
                                                 -------------------------------
James  Donald  Brock,  Jr.,  President

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date               Signature                    Title
----               ---------                    -----

December  _____, 1999     BY:/s/ JAMES DONALD BROCK JR.     Director, President,
                             --------------------------
James  Donald  Brock,  Jr.               Secretary,  Treasurer



                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-QSB

QUARTERLY  REPORT  PURSUANT  TO SECTION 13 OR 15(D) OF THE  SECURITIES  EXCHANGE
ACT  OF  1934

     FOR  THE  QUARTER  ENDED  DECEMBER  31,  1999

     COMMISSION  FILE  NO.  0-26327
                          ---------


                        THE AMERICAN SPORTS MACHINE, INC.
          ------------------------------------------------------------
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)


FLORIDA                                  65-0877744
------------------------------------                    -----------------------
(STATE  OR  OTHER  JURISDICTION  OF                    (I.R.S.EMPLOYER
INCORPORATION  OR  ORGANIZATION)                    IDENTIFICATION  NO.)

222  LAKEVIEW  AVENUE,  SUITE  160-146
WEST  PALM  BEACH,  FL                           33401
------------------------------------------
-----------------------
(ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)                   (ZIP  CODE)

ISSUER'S  TELEPHONE  NUMBER:  (561)  832-5698

SECURITIES  TO  BE  REGISTERED  UNDER  SECTION  12(B)  OF  THE  ACT:

       TITLE  OF  EACH  CLASS                         NAME  OF  EACH  EXCHANGE
     ON  WHICH  REGISTERED

NONE                                   NONE
-----------------------------------
-----------------------------

SECURITIES  TO  BE  REGISTERED  UNDER  SECTION  12(G)  OF  THE  ACT:

                    COMMON STOCK, $.0001 PAR VALUE PER SHARE
            --------------------------------------------------------
                                (TITLE OF CLASS)

                        COPIES OF COMMUNICATIONS SENT TO:

                               DONALD F. MINTMIRE
                              MINTMIRE & ASSOCIATES
                          265 SUNRISE AVENUE, SUITE 204
                              PALM BEACH, FL 33480
                    TEL: (561) 832-5696 - FAX: (561) 659-5371




Indicate  by  Check  whether  the issuer (1) filed all  reports  required  to be filed by Section 13 or 15(d) of the  Exchange  Act during the past 12 months (or for such shorter period that the  registrant was required to file such reports), and  (2) has been subject to such filing requirements for the past 90 days.  Yes
X     No
                     ---            ---

     As of December 31, 1999, there are 1,400,000 shares of voting stock of the registrant issued and outstanding.


                                     PART I

Item  1.     Financial  Statements



THE  AMERICAN  SPORTS  MACHINE,  INC.
-------------------------------------


TABLE  OF  CONTENTS
-------------------



                                         PAGE
                                         ----

              BALANCE SHEETYYYYYYYYYYYYYYYYYYYYYYYYYYYYY.     F- 1
              -------------------------------------------     ----

          STATEMENT OF OPERATIONS AND ACCUMULATED DEFICITYYYY     F-2
          ----------------------------------------------------     ---

          STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITYYYYYYYYY     F- 3
          ----------------------------------------------------     ----

             STATEMENT OF CASH FLOWSYYYYYYYYYYYYYYYYYYYYYYY     F- 4
             ----------------------------------------------     ----

           NOTES TO FINANCIAL STATEMENTSYYYYYYYYYYYYYYYYYYY     F-5-6
           ------------------------------------------------     -----





THE AMERICAN SPORTS MACHINE, INC.

( A Development Stage Company)
-----------------------------------------------------------------

BALANCE SHEET
-----------------------------------------------------------------





December 31,. . . . . . . . . . . . . . . . . . . . . . . . . . .      1999
-----------------------------------------------------------------  ---------


ASSETS
-----------------------------------------------------------------

CURRENT ASSETS:
-----------------------------------------------------------------
  Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  1,081
-----------------------------------------------------------------  ---------

TOTAL CURRENT ASSETS. . . . . . . . . . . . . . . . . . . . . . .     1,081
-----------------------------------------------------------------  ---------

                                                                   $  1,081
                                                                   ---------


LIABILITIES
-----------------------------------------------------------------

CURRENT LIABILITIES:
-----------------------------------------------------------------
  Accrued expenses. . . . . . . . . . . . . . . . . . . . . . . .  $      -
-----------------------------------------------------------------  ---------

TOTAL CURRENT LIABILITIES . . . . . . . . . . . . . . . . . . . .  $      -
-----------------------------------------------------------------  ---------

                                                                   $      -
                                                                   ---------


STOCKHOLDERS' EQUITY
-----------------------------------------------------------------

  Common stock - $.0001 par value - 50,000,000 shares authorized
-----------------------------------------------------------------
        1,400,000 shares issued and outstanding . . . . . . . . .       140
-----------------------------------------------------------------  ---------
  Preferred stock - No par value - 10,000,000 shares authorized
-----------------------------------------------------------------
        No shares issued or outstanding . . . . . . . . . . . . .         -
-----------------------------------------------------------------  ---------
  Additional paid-in-capital. . . . . . . . . . . . . . . . . . .    45,860
-----------------------------------------------------------------  ---------
  Accumulated deficit . . . . . . . . . . . . . . . . . . . . . .   (44,919)
-----------------------------------------------------------------  ---------

TOTAL STOCKHOLDERS' EQUITY. . . . . . . . . . . . . . . . . . . .     1,081
-----------------------------------------------------------------  ---------

                                                                   $  1,081
                                                                   ---------




                       See  accompanying  notes  to  Financial  Statements



THE AMERICAN SPORTS MACHINE, INC.

( A Development Stage Company)
-----------------------------------------------

STATEMENT OF OPERATIONS AND
-----------------------------------------------
                                                 ACCUMULATED DEFICIT
                                                 ---------------------




For the period October 1, 1999 to December 31..                  1999
-----------------------------------------------  ---------------------

REVENUES. . . . . . . . . . . . . . . . . . . .  $                  -
-----------------------------------------------  ---------------------


OPERATING EXPENSES:
-----------------------------------------------
  Professional fees . . . . . . . . . . . . . .  $              1,630
-----------------------------------------------  ---------------------
                                                 $              1,630
                                                 ---------------------

LOSS BEFORE INCOME TAXES. . . . . . . . . . . .               ($1,630)
-----------------------------------------------  ---------------------
Income  taxes . . . . . . . . . . . . . . . . .                     -
-----------------------------------------------  ---------------------

NET LOSS. . . . . . . . . . . . . . . . . . . .  $             (1,630)
-----------------------------------------------  ---------------------

ACCUMULATED DEFICIT - OCTOBER 1, 1998 . . . . .  $            (43,289)
-----------------------------------------------  ---------------------

ACCUMULATED DEFICIT - DECEMBER 31, 1999 . . . .  $            (44,919)
-----------------------------------------------  ---------------------

NET LOSS PER SHARE. . . . . . . . . . . . . . .  $              (0.03)
-----------------------------------------------  ---------------------

WEIGHTED AVERAGE SHARES OF COMMON STOCK . . . .             1,400,000
-----------------------------------------------  ---------------------











                 See Accompanying Notes to Financial Statements




THE AMERICAN SPORTS MACHINE, INC.

( A Development Stage Company)
-----------------------------------------------

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
-----------------------------------------------





For the period October 1, 1999 to December 31,.       1999
-----------------------------------------------  ---------


          Additional
-----------------------------------------------
    Number of . . . . . . . . . . . . . . . . .  Preferred  Common   Paid - In   Accumulated
-----------------------------------------------  ---------  -------  ----------  ------------
    Shares. . . . . . . . . . . . . . . . . . .  Stock      Stock    Capital     Deficit       Total
-----------------------------------------------  ---------  -------  ----------  ------------  ---------

BEGINNING BALANCE:
-----------------------------------------------
  June 2, 1995 - Services . . . . . . . . . . .    500,000  $     -  $       50  $        950  $      -   $  1,000
-----------------------------------------------  ---------  -------  ----------  ------------  ---------  ---------

ISSUANCE OF COMMON STOCK:
-----------------------------------------------
  December 1, 1998 - Services . . . . . . . . .    500,000        -          50        24,950         -     25,000
-----------------------------------------------  ---------  -------  ----------  ------------  ---------  ---------
  December 1, 1998. . . . . . . . . . . . . . .    400,000        -          40        19,960         -     20,000
-----------------------------------------------  ---------  -------  ----------  ------------  ---------  ---------

ACCUMULATED DEFICIT . . . . . . . . . . . . . .          -        -           -             -   (44,919)   (44,919)
-----------------------------------------------  ---------  -------  ----------  ------------  ---------  ---------

                                                 1,400,000  $     -  $      140  $     45,860  $(44,919)  $  1,081
                                                 ---------  -------  ----------  ------------  ---------  ---------















                 See Accompanying Notes to Financial Statements





THE AMERICAN SPORTS MACHINE, INC.

(A Development Stage Company)
-----------------------------------------------

STATEMENT OF CASH FLOWS
-----------------------------------------------





For the period October 1, 1999 to December 31,.     1999
-----------------------------------------------  --------

OPERATING ACTIVITIES:
-----------------------------------------------
  Net loss. . . . . . . . . . . . . . . . . . .  $(1,630)
-----------------------------------------------  --------

Net cash provided by operating activities . . .  $(1,630)
-----------------------------------------------  --------

Net decrease in cash. . . . . . . . . . . . . .  $(1,630)
-----------------------------------------------  --------

Cash - October 1, 1999. . . . . . . . . . . . .  $ 2,711
-----------------------------------------------  --------

Cash - December 31, 1999. . . . . . . . . . . .  $ 1,081
-----------------------------------------------  --------











                 See Accompanying Notes to Financial Statements

THE  AMERICAN  SPORTS  MACHINE,  INC.
NOTES  TO  FINANCIAL  STATEMENTS

NOTE  A  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES:
-----------------------------------------------------------
ORGANIZATION
------------

The American Sports Machine, Inc. (a development stage company) is a Florida Corporation organized June 2, 1995 to build recreational centers for small organized sports activities including basketball, handball, racquetball, as well as video games and other computer board sports activities. The Company failed in its attempt to implement its initial business plan and during June 1996 abandoned its efforts. The Company had no operations for the period prior to June 1996. The Company was inactive and there were no transactions from June 1996 to the date of reinstatement by the State of Florida on December 1, 1998 that affect the balances reflected in the financial statements as of December 1, 1998.
The Company has a new business plan, which was adopted on or about December 1, 1998, which is to engage in seeking potential operating businesses and business opportunities with the intent to acquire or merge with such businesses. The assets of the Company will be used for its expenses of operation to implement this plan.

     ACCOUNTING  METHOD
     ACCOUNTING  METHOD

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a September 30 year end.

     START  B  UP  COSTS
     START  B  UP  COSTS

Start  B  up  and  organization  costs  are  being  expensed  as  incurred.

Loss  Per  Share
LOSS  PER  SHARE
----------------
The computation of loss per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements.

USE  OF  ESTIMATES
USE  OF  ESTIMATES
------------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

INTERIM  FINANCIAL  STATEMENTS
------------------------------

The December 31, 1999 interim financial statements include all adjustments, which in the opinion of management are necessary in order to make the financial statements not misleading.

NOTE  B  STOCKHOLDERS'  EQUITY:
-------------------------------

On June 2, 1995, the Company issued 500,000 shares of common stock, in lieu of cash, for the fair market value of services rendered by its initial officer B stockholder. On or about December 1, 1998, third parties purchased the shares from the initial officer B stockholder. On or about December 1, 1998, the Company issued 500,000 shares of its common stock to its sole officer in exchange for services valued at $25,000. Subsequently the same third parties purchased at $0.05 per share, 400,000 shares of the common stock of the Company in a private placement pursuant to Regulation D of the SEC. Included in professional fees are $1,500 in auditing and accounting fees.

At December 31, 1999, the Company had authorized 50,000,000 shares of $.0001 par value common stock and had 1,400,000 shares of common stock issued and outstanding. In addition, the Company authorized 10,000,000 shares of preferred stock with the specific terms; conditions, limitations and preferences to be determined by the Board of Directors. None of the preferred stock was issued and outstanding as of December 31, 1999.

NOTE  C  B  INCOME  TAXES:
--------------------------

The Company has a net operating loss carry forward of $44,919 that may be offset against future taxable income. If not used, the carry forward will expire in 2019.

The amount recorded as deferred tax assets, cumulative as of June 30,1999 is $9,000, which represents the amounts of tax benefits of loss carry-forwards. The Company has established a valuation allowance for this deferred tax asset of $9,000, as the Company has no history of profitable operations.

NOTE  D  B  GOING  CONCERN:
---------------------------

The Company's financial statements are prepared using generally accepted accounting principles applied to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has incurred losses from its inception through December 31, 1999. It has not established revenues sufficient to cover operating costs and to allow it to continue as a going concern. Management plans currently provide for experts to secure a successful acquisition or merger partner so that it will be able to continue as a going concern. In the event such efforts are unsuccessful, contingent plans have been arranged to provide that the current Director of the Company is to fund required future filings under the 34 Act, and existing shareholders have expressed an interest in additional funding if necessary to continue the Company as a going concern.

ITEM  2.     MANAGEMENT'S  DISCUSSION  AND  ANALYSIS  OR  PLAN  OF  OPERATION

GENERAL

The Company is considered a development stage company with limited assets or capital, and with no operations or income since approximately 1995. The costs and expenses associated with the preparation and filing of the Company's registration statement and other operations of the Company have been paid for by a shareholder, specifically Mr. James Donald Brock, Jr. It is anticipated that the Company will require only nominal capital to maintain the corporate viability of the Company and any additional needed funds will most likely be provided by the Company's existing shareholders or its officers and directors in the immediate future. However, unless the Company is able to facilitate an acquisition of or merger with an operating business or is able to obtain significant outside financing, there is substantial doubt about its ability to continue as a going concern.

     In the opinion of management, inflation has not and will not have a material effect on the operations of the Company until such time as the Company successfully completes an acquisition or merger. At that time, management will evaluate the possible effects of inflation on the Company as it relates to its business and operations following a successful acquisition or merger.

PLAN  OF  OPERATION

     During the next twelve months, the Company will actively seek out and investigate possible business opportunities with the intent to acquire or merge with one or more business ventures. In its search for business opportunities, management will follow the procedures outlined in Item 1 to its Registration Statement on Form 10SB. Because the Company has limited funds, it may be necessary for the officers and directors to either advance funds to the Company or to accrue expenses until such time as a successful business consolidation can be made. Management intends to hold expenses to a minimum and to obtain services on a contingency basis when possible. Further, the Company's directors will defer any compensation until such time as an acquisition or merger can be accomplished and will strive to have the business opportunity provide their remuneration. However, if the Company engages outside advisors or consultants in its search for business opportunities, it may be necessary for the Company to attempt to raise additional funds. As of the date hereof, the Company has not made any arrangements or definitive agreements to use outside advisors or consultants or to raise any capital. In the event the Company does need to raise capital most likely the only method available to the Company would be the private sale of its securities. Because of the nature of the Company as a development stage company, it is unlikely that it could make a public sale of securities or be able to borrow any significant sum from either a commercial or private lender. There can be no assurance that the Company will able to obtain additional funding when and if needed, or that such funding, if available, can be obtained on terms acceptable to the Company.

     The Company does not intend to use any employees, with the possible exception of part-time clerical assistance on an as-needed basis. Outside advisors or consultants will be used only if they can be obtained for minimal cost or on a deferred payment basis. Management is convinced that it will be able to operate in this manner and to continue its search for business opportunities during the next twelve months.

     For the period from October 1, 1999 through December 31, 1999, the Company had no income from operations and operating expenses aggregating $1,630.

FINANCIAL  CONDITION,  CAPITAL  RESOURCES  AND  LIQUIDITY

     At  December  31,  1999,  the  Company  had  assets totaling $1,081  and no
liabilities.   James  Donald  Brock, Jr. is the President, Secretary, Treasurer,
and Director of the Company and the record and beneficial owner of approximately 35.7% of the Company's outstanding Common Stock.

     The Company has no potential capital resources from any outside sources at the current time.
It is anticipated that the Company will require only nominal capital to maintain the corporate viability of the Company. Any additional capital needed will most likely be provided by the Company's existing shareholders or its officers and directors.

     The ability of the Company to continue as a going concern is dependent upon the availability of obtaining additional capital and financing from such shareholders and directors.

NET  OPERATING  LOSSES

     The Company has net operating loss carryforwards of $44,919 which expire in 2019. Until the Company's current operations begin to produce earnings, it is unclear whether the Company can utilize such carryforwards.

YEAR  2000  COMPLIANCE

     The Company did not experience any material negative impact to its operations as a result of the Year 2000 calendar change. The Company did not experience any material impact to its financial condition as a result of becoming Year 2000 compliant. The Company does not anticipate any material disruption in its operations in the future as a result of the Year 2000 calendar change.

FORWARD-LOOKING  STATEMENTS

     This Form 10-QSB includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included or incorporated by reference in this Form 10-QSB which address activities, events or developments which the Company expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), finding suitable merger or acquisition candidates, expansion and growth of the Company's business and operations, and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. However, whether actual results or developments will conform with the Company's expectations and predictions is subject to a number of risks and uncertainties, general economic market and business conditions; the business opportunities (or lack thereof) that may be presented to and pursued by the Company; changes in laws or regulation; and other factors, most of which are beyond the control of the Company. Consequently, all of the forward-looking statements made in this Form 10-QSB are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequence to or effects on the Company or its business or operations. The Company assumes no obligations to update any such forward-looking statements.


                                     PART II

Item  1.  Legal  Proceedings.

     The Company knows of no legal proceedings to which it is a party or to which any of its property is the subject which are pending, threatened or contemplated or any unsatisfied judgments against the Company.

Item  2.     Changes  in  Securities  and  Use  of  Proceeds

     None

Item  3.     Defaults  in  Senior  Securities

     None

Item  4.  Submission  of  Matters  to  a  Vote  of  Security  Holders.

     No matter was submitted during the quarter ending December 31, 1999, covered by this report to a vote of the Company's shareholders, through the solicitation of proxies or otherwise.

Item  5.     Other  Information

     None

Item  6.     Exhibits  and  Reports  on  Form  8-K

(a) The exhibits required to be filed herewith by Item 601 of Regulation S-B, as described in the following index of exhibits, are incorporated herein by reference, as follows:


Exhibit  No.             Description
----------------------------------------------------------------------
3(i).1     Articles  of  Incorporation  filed  June  2,  1995(1)

3(i).2     Articles  of  Amendment  filed  March  10,  1999(1)

3(ii).1               By-laws  (1)

27          *     Financial  Data  Schedule

________________

                               Exhibit B - Page 57
     Incorporated herein by reference to the Company's Registration Statement on Form 10-SB.

*     Filed  herewith

     (b) No Reports on Form 8-K were filed during the quarter ended December 31, 1999.




                                   SIGNATURES
                                   ----------

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     The  American  Sports  Machine,  Inc.


Date:  February  ___, 2000                      BY:      /s/ James Donald Brock,
Jr.
                    ---------------------------
                    James  Donald  Brock,  Jr.,  President



[sign  page  The  American  Sports  Machine,  Inc.  10Q  12.31.99]

                               Exhibit G - Page 15
                               Exhibit B - Page 59
                                    EXHIBIT G

                            FORM OF INVESTMENT LETTER

                               Exhibit B - Page 60
                                    EXHIBIT H

                         SOFTQUAD USA MATERIAL CONTRACTS



1.          Thomson  Kernaghan  Engagement  Letter  dated  December  ___,  1999
2. Common Stock Purchase Agreement (VC Advantage Limited Partnership) dated December 9, 1999
3.          Purchaser's  Warrant  (VC  Advantage  Limited  Partnership)  dated
December  9,  1999
4.          Agent's  Warrant  (Thomson  Kernaghan  & Co. Ltd.) dated December 9,
1999
5.          Registration  Rights  Agreement  dated  December  9,  1999
6. Class A Convertible Preferred Stock Purchase Agreement (VC Advantage Limited Partnership) dated December 16, 1999
7.          Purchaser's  Warrant  (VC  Advantage  Limited  Partnership)  dated
December  16,  1999
8.          Agent's  Warrant  (VC  Advantage Limited Partnership) dated December
16,  1999
9.          Registration  Rights  Agreement  dated  December  16,  1999
10. Acquisition Agreement dated December __, 1999, among SoftQuad Software, Ltd., SoftQuad Acquisition Corp. and SoftQuad Software, Inc., and related documents referred to therein.
11.          Share  Purchase  and  Option  Exchange  Agreements  with  each securityholder  of  SoftQuad  Software,  Inc.  dated  as  of  February 25, 2000.
12. Loan Agreement between SoftQuad Acquisition Corp. and SoftQuad Software, Inc. dated December __, 1999.
13.          Thomson  Kernaghan  Engagement  Letter  dated  February  __,  2000
14. Class B Convertible Preferred Stock Purchase Agreement (VC Advantage) dated February 28, 2000
15.          Purchaser's  Warrant  (VC  Advantage)  dated  February  28,  2000
16.          Agent's  Warrant  (VC  Advantage)  dated  February  28,  2000
17.          Registration  Rights  Agreement  (VC  Advantage) dated February 28,
2000
18. Class B Convertible Preferred Stock Purchase Agreement (Hammock) dated February 28, 2000
19.          Purchaser's  Warrant  (Hammock)  dated  February  28,  2000
20.          Agent's  Warrant  (Hammock)  dated  February  28,  2000
21.          Registration  Rights  Agreement  (Hammock)  dated February 28, 2000
22.          Common  Stock  Purchase  Agreement  dated  February  29,  2000
23.          Agent's  Warrant  dated  February  29,  2000
24.          Registration  Rights  Agreement  dated  February  29,  2000

                               Exhibit B - Page 61
                                    EXHIBIT I

                             ASM MATERIAL CONTRACTS


                                      NONE

                               Exhibit B - Page 74
                                   SCHEDULE 1

        LIABILITIES OF SOFTQUAD USA NOT DISCLOSED IN FINANCIAL STATEMENTS

                                   SCHEDULE 2

           ADVERSE CHANGES SINCE THE DATE OF THE FINANCIAL STATEMENTS


                                      NONE

                                   SCHEDULE 3

                                   LITIGATION




                                      NONE

                                   SCHEDULE 4

               EXCEPTIONS TO COMPLIANCE WITH LAWS AND REGULATIONS



                                      NONE

                                   SCHEDULE 5

                               MATERIAL AGREEMENTS



25.          Thomson  Kernaghan  Engagement  Letter  dated  December  ___,  1999
26. Common Stock Purchase Agreement (VC Advantage Limited Partnership) dated December 9, 1999
27.          Purchaser's  Warrant  (VC  Advantage  Limited  Partnership)  dated
December  9,  1999
28.          Agent's  Warrant  (Thomson  Kernaghan & Co. Ltd.) dated December 9,
1999
29.          Registration  Rights  Agreement  dated  December  9,  1999
30. Class A Convertible Preferred Stock Purchase Agreement (VC Advantage Limited Partnership) dated December 16, 1999
31.          Purchaser's  Warrant  (VC  Advantage  Limited  Partnership)  dated
December  16,  1999
32.          Agent's  Warrant  (VC Advantage Limited Partnership) dated December
16,  1999
33.          Registration  Rights  Agreement  dated  December  16,  1999
34. Acquisition Agreement dated December __, 1999, among SoftQuad Software, Ltd., SoftQuad Acquisition Corp. and SoftQuad Software, Inc., and related documents referred to therein.
35.          Share  Purchase  and  Option  Exchange  Agreements  with  each securityholder  of  SoftQuad  Software,  Inc.  dated  as  of  February 25, 2000.
36. Loan Agreement between SoftQuad Acquisition Corp. and SoftQuad Software, Inc. dated December __, 1999.
37.          Thomson  Kernaghan  Engagement  Letter  dated  February  __,  2000
38. Class B Convertible Preferred Stock Purchase Agreement (VC Advantage) dated February 28, 2000
39.          Purchaser's  Warrant  (VC  Advantage)  dated  February  28,  2000
40.          Agent's  Warrant  (VC  Advantage)  dated  February  28,  2000
41.          Registration  Rights  Agreement  (VC  Advantage) dated February 28,
2000
42. Class B Convertible Preferred Stock Purchase Agreement (Hammock) dated February 28, 2000
43.          Purchaser's  Warrant  (Hammock)  dated  February  28,  2000
44.          Agent's  Warrant  (Hammock)  dated  February  28,  2000
45.          Registration  Rights  Agreement  (Hammock)  dated February 28, 2000
46.          Common  Stock  Purchase  Agreement  dated  February  29,  2000
47.          Agent's  Warrant  dated  February  29,  2000
48.          Registration  Rights  Agreement  dated  February  29,  2000

                                   SCHEDULE 6

           EXCEPTIONS TO TITLE TO PROPERTIES AND LIST OF REAL PROPERTY


                                      NONE

                                   SCHEDULE 7

                     LICENSES, TRADEMARKS, TRADENAMES, ETC.




                                      NONE

                                   SCHEDULE 8

                          SOFTQUAD USA'S CAPITALIZATION



SHARES
------



Authorized . . . . . . . . . . . . . . . . . . . . . . . . . . .  Issued
----------------------------------------------------------------  --------------------------------

25,000,00 shares of Common Stock . . . . . . . . . . . . . . . .  1,706,703 shares of Common Stock
25,00,000 shares of Preferred Stock, of which 1,473,405. . . . .  1,473,405 Class A Shares shares have been designated as Class A Convertible. . . . . .  1,722,222 Class B Shares
   Preferred Stock ("Class A Shares") and 1,722,222 shares
   have been designated as Class B Convertible Preferred Shares
   ("Class B Shares")



                              WARRANTS AND OPTIONS
                              --------------------

--Warrants outstanding exercisable for an aggregate of 1,878,368 shares of Common Stock.
--Options outstanding exercisable (subject to vesting) for an aggregate of 2,513,500 shares of Common Stock.

                                      OTHER
                                      -----

--Obligation to issue 3,435,670 shares of Common Stock to certain shareholders of SoftQuad Software, Inc. pursuant to share purchase agreements.
--Obligation to issue 1,837,000 shares of Common Stock on exercise of options issuable under option exchange agreements.
--Obligation to issue 5,792,605 shares of Common Stock or exchange of equivalent number of exchangeable shares of SoftQuad Acquisition Corporation issuable to certain shareholders of SoftQuad Software, Inc. under share purchase agreements.

                                   SCHEDULE 9

            LIABILITIES OF ASM NOT DISCLOSED IN FINANCIAL STATEMENTS



                                      NONE

                                   SCHEDULE 10

   ADVERSE CHANGES SINCE THE DATE OF THE FINANCIAL STATEMENTS AND FORM 10-QSB





                                      None

                                   SCHEDULE 11

                                   LITIGATION



                                      NONE

                                   SCHEDULE 12

                               MATERIAL AGREEMENTS



                                      NONE

                                   SCHEDULE 13

                        EXCEPTIONS TO TITLE TO PROPERTIES



                                      NONE

                               Exhibit B - Page 3
                               Exhibit B - Page 75
                                   SCHEDULE 14

               EXCEPTIONS TO COMPLIANCE WITH LAWS AND REGULATIONS



                                      NONE

                               Exhibit C - Page 1
                                    EXHIBIT C

                                  PRESS RELEASE


             SOFTQUAD MERGES WITH THE AMERICAN SPORTS MACHINE, INC.
                                 (NASD: AMRR.BB)

Toronto, Ontario (March 2, 2000) - SoftQuad Software Limited (SoftQuad) today announced that it has entered into a 1-for-1 share exchange to merge with The American Sports Machine, Inc. (ASM), a Florida-based shell corporation listed on the NASD Electronic Bulletin Board under the symbol AMRR.BB.

Under the terms of the transactions related to the merger, SoftQuad is now a wholly-owned subsidiary of ASM. However, shareholder approval will be sought in the near future to rename the merged company SoftQuad Software Ltd. and redomicile it to Delaware.

"SoftQuad is extremely enthusiastic about merging with an NASD-listed company and the opportunity to share our company's success with public investors," said Roberto Drassinower, President and CEO of SoftQuad. "We view this transaction with The American Sports Machine as a very important first step toward achieving full public status."

As  a  consequence  of  the  transactions  related  to the share exchange, ASM's outstanding share capital now consists of 3,936,703 shares of common stock; 1,473,405 shares of Class A convertible preferred stock; and 1,722,222 shares of Class B convertible preferred stock, on an undiluted basis. There is also a total of 1,704,699 share purchase warrants outstanding. ASM has also agreed to assume SoftQuad's obligation - pursuant to SoftQuad certain agreements to acquire all the outstanding shares of its Canadian operating subsidiary, SoftQuad Software Inc. from the shareholders thereof- to issue an additional
11,065,275  shares  of  common  stock  (on  a  fully  diluted  basis).

SoftQuad also announced it has entered into an agreement with Thomson Kernaghan & Co. Ltd., pursuant to which Thomas Kernaghan has agreed to act as agent, on a best efforts basis, to raise up to US$15 million in additional common equity for SoftQuad.

About  SoftQuad

SoftQuad Software Ltd. is a Delaware corporation whose sole asset is its wholly-owned subsidiary, SoftQuad Software Inc. (SSI). SSI is an internationally-recognized developer and marketer of enabling technologies and commerce solutions for e-business. XMetaL, the world's first advanced, yet easy to use XML content creation solution, has already become the premier enabling technology for XML-based content applications in e-publishing, e-commerce, and knowledge management. Leveraging its technological and market leadership, SSI is targeting the growing business-to-business (B2B) marketplace with Global OnRamp, a comprehensive supply-side content solution that allows companies to effectively join and compete in B2B e-markets.

Headquartered in Toronto, Canada, and with European operations based in London, SSI is a founding member of, and active participant in, the World Wide Web Consortium (W3C), the Organization for the Advancement of Structured Information Standards (OASIS), and XML.org.

About  American  Sports  Machine

American Sports Machine is a Florida-based corporation listed on the NASD Electronic Bulletin Board under the symbol ASMR. Subsequent to its merger with SoftQuad, it is a holding company whose only subsidiaries are the subsidiaries of SoftQuad.

For  further  information  contact:

Roberto  Drassinower
President  and  CEO
SoftQuad  Software  Inc.
(416)544-9000

or  click  on  Investor  Relations  at  www.softquad.com
                                        ----------------

Forward-looking statements in this news release are made pursuant to the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties, including, without limitation, risks relating to possible product defects and product liability, risks related to international sales and potential foreign currency exchange fluctuations, risks related to the year 2000 issue, continued produce acceptance, increased levels of competition, technological change, dependence on intellectual property rights and other risks detailed from time to time in SoftQuad's or The American Sports Machine's periodic reports filed with the United States Securities and Exchange Commission and other regulatory authorities.

                                      -30-